The Penn Mutual Life Insurance Company

Variable Annuity Account II

Audited Financial Statements

as of December 31, 2021

and for the periods presented

PricewaterhouseCoopers LLP Two Commerce Square, Suite 1800 2001 Market Street Philadelphia, PA 19103 T: (267) 330 3000 F: (267) 330 3300 www.pwc.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company and the Contract Owners of Penn Mutual Variable Annuity Account II:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Large Growth Stock Fund (the “Subaccount”) (constituting the Penn Mutual Variable Annuity Account II) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, and the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Subaccount as of December 31, 2021 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Subaccount’s management. Our responsibility is to express an opinion on the Subaccount’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccount in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinions.

April 8, 2022

We have served as the auditor of one or more of the Subaccounts in Penn Mutual Variable Annuity Account II since 2004.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT II

STATEMENT OF ASSETS AND LIABILITIES — DECEMBER 31, 2021

Large Growth Stock Fund
Assets:
Investments at fair value	$715,136
Receivables for securities sold	15

Liabilities:
Due to The Penn Mutual Life Insurance Company	—
Payable for securities purchased	—

Total Net Assets	$715,151

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Variable Annuity Account II	$715,151

Accumulation of Unit Values:
Variable Annuity Account II	$563.42

Number of Shares	8,605
Cost of Investments	$120,247

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT II

STATEMENT OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2021

Large Growth Stock Fund
Investment Income:
Dividends	$—

Expense:
Mortality and expense risk charge	6,055

Net investment gain (loss)	(6,055)

Net Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) from redemptions of fund shares	143,948

Net realized gain (loss) from redemptions of fund shares	143,948
Net change in unrealized gain (loss) of investments	(14,017)

Net realized and unrealized gain (loss) on investments	129,931

Net increase (decrease) in net assets resulting from operations	$123,876

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Large Growth Stock Fund
	2021	2020
Increase in Net Assets:
Operations:
Net investment gain (loss)	$(6,055)	$(4,719)
Net realized gain (loss) from redemption of fund shares	143,948	18,978
Net change in unrealized gain (loss) of investments	(14,017)	189,002

Net increase (decrease) in net assets resulting from operations	123,876	203,261

Annuity Activities:
Purchase payments under variable annuity contracts	—	—
Net transfers	(1,516)	132
Surrender benefits	(164,251)	(20,000)
Annuity benefits	—	—

Net decrease in net assets resulting from annuity activities	(165,767)	(19,868)

Total increase (decrease) in net assets	(41,891)	183,393
Net Assets:
Beginning of year	757,042	573,649

End of year	$715,151	$757,042

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements — December 31, 2021

Note 1.    Organization

Penn Mutual Variable Annuity Account II (“Account II”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account II is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account II offers units to variable annuity contracts to provide for accumulation of value and for the payment of annuities. Account II is no longer offered to new contract owners. Under applicable insurance law, the assets and liabilities of Account II are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes are in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and annuity activities during the reporting period. Actual results could differ with those estimates. The significant accounting policies of Account II are as follows:

Investment — The investment in shares of the Large Growth Stock Fund of Penn Series Funds, Inc., an affiliate of Penn Mutual, is carried at fair market value as determined by the underlying net asset value of the Large Growth Stock Fund. The resulting net unrealized gains (losses) are reflected in the Statement of Operations. Dividend income and realized gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Net Assets reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from Large Growth Stock Fund (the “Underlying Fund”) are reinvested in additional shares of this Fund and are recorded by Account II on the ex-dividend date. The Penn Series Funds may utilize consent dividends to effectively distribute income for income tax purposes. Account II consents to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Fund. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends. For the year ended December 31, 2021, the consent dividend in Account II was $95,611.

Federal Income Taxes — The operations of Account II are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account II to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account II for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account II satisfies the current requirements of the regulations, and Penn Mutual intends that Account II will continue to meet such requirements.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or

Note 2.    Significant Accounting Policies (continued)

liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account II has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1  — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account II listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December, 31, 2021:

	Purchases	Sales
Large Growth Stock Fund	—	$171,822

Note 4.    Related Party Transactions and Contract Charges

Account II is charged for mortality and expense risks assumed by the Penn Mutual as determined daily at an annual rate of 0.75% of the average value of Account II, and is reflected as a reduction in the unit value.

Penn Mutual received $6,055 and $4,719 from Account II for the years ended December 31, 2021 and 2020, respectively, for mortality and expense risk charges. Additionally, the Large Growth Stock Fund pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Premium taxes on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 4.00%.

Note 5.    Accumulation Units

	December 31, 2021			December 31, 2020
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Large Growth Stock Fund	—	(284)	1,269	—	(47)	1,553

Note 6.    Financial Highlights

Account II is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Note 6.    Financial Highlights (continued)

The following table was developed by determining which products offered within Account II have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account II as contract owners may not have selected all available and applicable contract options.

	January 1, 2021	December 31, 2021			For the Year ended December 31, 2021
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock
Fund	$487.54	1,269	$563.42	$715,151	—	0.75	15.56

	January 1, 2020	December 31, 2020			For the Year ended December 31, 2020
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock
Fund	$358.60	1,553	$487.54	$757,042	—	0.75	35.96

	January 1, 2019	December 31, 2019			For the Year ended December 31, 2019
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock
Fund	$276.99	1,600	$358.60	$573,649	—	0.75	29.46

	January 1, 2018	December 31, 2018			For the Year ended December 31, 2018
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock
Fund	$282.79	1,661	$276.99	$460,202	—	0.75	(2.05)

	January 1, 2017	December 31, 2017			For the Year ended December 31, 2017
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock
Fund	$213.96	1,728	$282.79	$488,633	—	0.75	32.17

*

This ratio represents the dividends, excluding distributions of capital gains, received by the subaccount within Account II, net of management fees and expenses assessed by the fund manager, divided by the average assets of the subaccount. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reduction in the unit value. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account II does not record investment income.

**

This ratio represents the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. This ratio includes only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded.

***

This ratio represents the total return for the period indicated, including changes in the value of the underlying subaccount, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated through the end of the reporting period.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2021 and through the Account II Financial Statement date of issuance of April 8, 2022.

PM8678 05/22

The Penn Mutual Life Insurance Company

  2021 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the ‘‘Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of income and changes in surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the ‘‘financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

February 23, 2022

($ in Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2021	2020

ADMITTED ASSETS
Bonds	$12,136,084	$10,732,081
Stocks:
Preferred	75,947	107,688
Common — affiliated	767,365	762,783
Common — unaffiliated	55,377	49,980
Real estate	30,810	30,955
Policy loans	461,927	433,491
Cash and short-term investments	403,753	314,979
Alternative assets	1,221,285	899,224
Derivatives	815,383	743,732
Other invested assets	1,016,185	886,874

TOTAL INVESTMENTS	16,984,116	14,961,787

Investment income due and accrued	130,621	113,904
Premiums due and deferred	132,164	123,867
Deferred tax asset	218,388	205,552
Corporate owned life insurance	251,890	234,721
Amounts recoverable from reinsurers	34,624	36,810
Other assets	178,384	49,522
Separate account assets	10,064,678	9,204,090

TOTAL ASSETS	$27,994,865	$24,930,253

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$11,318,880	$10,130,112
Dividends to policyholders payable in the following year	125,114	106,677
Policy claims in process	104,049	79,404
Interest maintenance reserve	13,174	4,081
Asset valuation reserve	503,173	261,204
Drafts outstanding	44,944	35,356
Funds held under coinsurance	1,642,217	1,516,818
Federal income taxes payable	—	19,526
Other liabilities	640,067	494,746
Derivatives	966,970	817,208
Separate account liabilities	10,064,678	9,204,090

TOTAL LIABILITIES	25,423,266	22,669,222

SURPLUS
Surplus notes	890,827	390,545
Unassigned surplus	1,680,772	1,870,486

TOTAL SURPLUS	2,571,599	2,261,031

TOTAL LIABILITIES AND SURPLUS	$27,994,865	$24,930,253

The accompanying notes are an integral part of these financial statements.

2021 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2021	2020

REVENUE
Premium and annuity considerations	$1,251,685	$(598,360)
Net investment income	727,623	620,515
Reserve adjustments on reinsurance ceded	475,370	1,209,143
Other revenue	341,263	417,893

TOTAL REVENUE	2,795,941	1,649,191

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,331,360	1,187,849
Increase in reserves for payment of future insurance and annuity benefits	1,185,779	84,639
Commissions	206,328	172,438
Operating expenses	333,551	324,367
Other expenses	82,835	60,850
Net transfer from separate accounts	(349,704)	(251,464)

TOTAL BENEFITS AND EXPENSES	2,790,149	1,578,679

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	5,792	70,512

Dividends to policyholders	126,382	108,654

LOSS FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	(120,590)	(38,142)

Federal income tax benefit	(38,179)	(39,373)

(LOSS)/GAIN FROM OPERATIONS	(82,411)	1,231

Net realized capital (losses)/gains, net of tax	(67,699)	4,899

NET (LOSS)/INCOME	$(150,110)	$6,130

SURPLUS
Net (loss)/income	$(150,110)	$6,130
Change due to reinsurance	(13,402)	250,628
Change in asset valuation reserve	(241,969)	(68,784)
Change in net unrealized capital gains, net of tax	168,262	69,155
Change in net deferred income tax	26,021	51,104
Change in funded status of postretirement plans, net of tax	6,941	(6,827)
Change in surplus notes	500,282	261
Change in valuation basis	—	(13,170)
Change in nonadmitted assets	14,543	(26,153)

Change in surplus	310,568	262,344

Surplus, beginning of year	2,261,031	1,998,687

Surplus, end of year	$2,571,599	$2,261,031

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2021	2020

OPERATIONS
Premium and annuity considerations	$1,884,678	$762,889
Net investment income	778,755	721,000
Other revenue	260,857	244,709

CASH PROVIDED BY OPERATIONS	2,924,290	1,728,598

Benefits paid	1,493,672	576,582
Commissions and operating expenses	563,203	516,730
Net transfers from separate accounts	(345,666)	(263,932)
Dividends to policyholders	14,805	16,921
Taxes paid/(refunded) on operating income and realized investment losses	115,583	(13,701)

CASH USED IN OPERATIONS	1,841,597	832,600

NET CASH PROVIDED BY OPERATIONS	1,082,693	895,998

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,560,789	4,552,470
Preferred and common stocks	83,162	139,249
Alternative assets, real estate and other invested assets	103,988	63,110
Derivatives	12,511	8,623
Miscellaneous proceeds	4,882	14,441

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,765,332	4,777,893

Cost of investments acquired:
Bonds	3,055,982	4,721,008
Preferred and common stock	61,113	143,460
Alternative assets, real estate and other invested assets	256,963	239,824
Derivatives	77,643	286,225
Miscellaneous applications	0	28,363

TOTAL COST OF INVESTMENTS ACQUIRED	3,451,701	5,418,880

Net (increase) in policy loans	(15,752)	(26,894)

NET CASH USED IN INVESTMENT ACTIVITIES	(1,702,121)	(667,881)

FINANCING AND MISCELLANEOUS
Surplus notes	500,000	—
Net (withdrawals) on deposit-type contracts	2,989	(144,460)
Other cash applied, net	205,213	(80,060)

NET CASH PROVIDED BY/(USED IN) FINANCING AND MISCELLANEOUS	708,202	(224,520)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	88,774	3,597

Cash and short-term investments:
Beginning of year	314,979	311,382

End of year	$403,753	$314,979

…continued -

2021 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2021	2020

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Non-cash acquisition	$73,783	$176,528
Premiums paid from benefits, dividends/policy loans and waivers	$142,256	$130,606
Common stock acquired as a return of capital/dividend	$1,523	$7,432
Other	$17,253	$12,016

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company” or “PML”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career and independent financial professionals. The Company is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), The Penn Insurance and Annuity Company of New York (“PIANY”), Hornor Townsend & Kent, LLC (“HTK”), Vantis Life Insurance Company (“Vantis”), Penn Mutual Asset Management, LLC (“PMAM”), and certain assets of Independence Square Properties, LLC (“ISP”) are admitted assets. Certain assets of ISP are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with the issuance of these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

2021 Statutory Financial Statements	Page 5

($ in Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(n)	changes in fair value of perpetual preferred stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(o)

after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(p)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(q)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;

(r)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(s)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments and where market valuations are not readily available, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

Preferred Stock  Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates is carried at its underlying audited statutory equity. PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of PIA, received a permitted practice from the Delaware Department of Insurance (Captive Bureau) to admit the value of the LLC Note and related form of surplus reflected in PIAre I’s audited statutory financial statements. As allowed under Statutory Accounting Principles No. 97, Investment in Subsidiary, Controlled and Affiliated Entities, the Company increased PIA’s carrying value by $108,817 and $107,152 as of December 31, 2021 and 2020, respectively.

Had the Company not been permitted to include the asset and statutory surplus noted above in either 2021 or 2020, the resulting RBC of PIA would not have triggered a regulatory event. Had PIA RE not been permitted to include the asset and statutory surplus above noted, the resulting RBC of PIA RE would have triggered a regulatory event in both 2021 and 2020.

Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates are recognized as changes in unrealized gains or losses in surplus.

Real Estate  Real Estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments  Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives  The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument being hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an

2021 Statutory Financial Statements	Page 7

($ in Thousands)

effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and interest rate swaps, that are carried at fair value. The Company may use interest rate caps and payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability.

Other invested assets also include notes receivable carried at book value, from PMAM and Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in HTK, ISP, PMAM, PMAM’s Private Funds/PMUBX and receivables for unsettled investment transactions.

OTTI EVALUATION  Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities  OTTI — The Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10%. Any such impairments are accounted for as a realized loss.

Alternative Assets  OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC  OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2021				2020

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$322	$26,409	NA		$577	$25,574	NA
Uncollected loading	(311)	(5,726)	NA		(558)	(4,974)	NA

Net uncollected	$11	$20,683	$114	$20,808	$19	$20,600	$173	$20,792

Deferred premium	$24,692	$119,548	NA		$18,370	$107,559	NA
Deferred loading	(23,241)	(6,933)	NA		(17,370)	(2,765)	NA

Net deferred	$1,451	$112,615	$3	$114,069	$1,000	$104,794	$4	$105,798

Subtotal — gross deferred and uncollected				134,877				126,590
Nonadmitted				(2,713)				(2,723)

Premiums due and deferred , net				$132,164				$123,867

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage,

2021 Statutory Financial Statements	Page 9

($ in Thousands)

which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

The cash surrender values for investments in the corporate owned life insurance are as follow at December 31:

	2021	2020

Equity funds	$211,695	$199,966
Bond funds	3,646	3,517
Money market funds	12,269	8,438
Other	24,280	22,800

Total	$251,890	$234,721

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS  Computer equipment and packaged software is reported at a cost of $113,970 and $113,506, less accumulated depreciation of $106,176 and $102,062 at December 31, 2021 and 2020, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2021 and 2020 was $5,522 and $1,408, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to federal income taxes, centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 1.00% to 13.25%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

2021 Statutory Financial Statements	Page 11

($ in Thousands)

The Company had $2,104,495 and $2,222,787 as of December 31, 2021 and December 31, 2020, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING  Drafts outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position.

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded).

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2021, the Company’s surplus exceeds these minimum levels.

Page 12	The Penn Mutual Life Insurance Company

($ in Thousands)

SURPLUS NOTES  On April 29, 2021, the Company issued a Surplus Note (“2021 Note”) at par with a principal balance of $500,000. The 2021 Note bears interest at 3.80%, and has a maturity date of April 29, 2061. The 2021 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 2021 Note is scheduled to be paid semiannually on June 15 and December 15 of each year. Interest paid on the 2021 Note was $12,719 for the year ended December 31, 2021. Total interest paid since the issuance of the 2021 Note is $12,719.

On July 1, 2010, the Company issued a Surplus Note (“2010 Note”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Note bears interest at 7.625%, and has a maturity date of June 15, 2040. The 2010 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 7.625% 2010 Note is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2021 and December 31, 2020, the amortized cost basis of the 2010 Note was $192,930 and $192,756, respectively. Interest paid on the 2010 Note was $15,250 and $15,250 for the years ended December 31, 2021 and December 31, 2020, respectively. Total interest paid since the issuance of the 2010 Note is $171,563.

On June 23, 2004, the Company issued a Surplus Note (“2004 Note”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Note bears interest at 6.65%, and has a maturity date of June 15, 2034. The 2004 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 6.65% 2004 Note is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2021 and December 31, 2020, the amortized cost basis of the 2004 Note was $197,897 and $197,789, respectively. Interest paid on the 2004 Note was $13,300 and $13,300 for the years ended December 31, 2021 and December 31, 2020, respectively. Total interest paid since the issuance of the 2004 Note is $229,720.

The recognition of Interest expense on surplus notes requires prior approval for payment from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with a third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and coinsurance/modified coinsurance (“co/modco”) reinsurance.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are

2021 Statutory Financial Statements	Page 13

($ in Thousands)

transferred to the IMR and amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock -unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2021, there were $0 in outstanding borrowings and the maximum borrowed during the year was $130,000. As of December 31, 2020, there were $0 in outstanding borrowings and the maximum borrowed during the year was $800,000.

NEW ACCOUNTING STANDARDS

Effective January 1, 2021, the Company adopted revisions to SSAP 32R for perpetual preferred stock. Perpetual preferred stock now shall be valued at fair value, not to exceed any currently effective call price. Prior to this effective date, perpetual preferred stock was valued at amortized cost. NAIC 1 to 3 designated redeemable preferred stock will remain valued at amortized cost while NAIC 4 to 6 designated redeemable preferred stock will also remain at the lower of amortized cost or fair value. Adoption of this is guidance did not materially impact the Company.

Effective January 1, 2020, the Company adopted Changes to VM-21, which replaces Actuarial Guideline 43 (AG43) and impacts all inforce variable annuity policies which had previously been reserved for under AG43, as well as new issues going forward. The Company realized the full impact of the new regulation in 2020 as an accounting change recognized as a change in valuation basis through an adjustment to surplus in the amount of $13,170.

Effective January 1, 2020, SSAP No. 22R rejects US GAAP guidance on operating leases. SSAP No. 22R incorporates additional disclosures regarding sale-leaseback transactions, lessor accounting and leveraged leases. Adoption of this guidance did not impact the Company.

Effective January 1, 2020, SSAP No. 108 provides accounting and reporting guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. The Company has currently not elected to adopt this guidance.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class

(except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2021	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$876,444	$1,477	$12,360	$865,561
Other Governments	6,000	167	4	6,163
States, Territories and Possessions	32,273	4,666	—	36,939
Political Subdivisions	258,154	24,000	471	281,683
Special Revenue	981,920	107,366	3,918	1,085,368
Industrial and Miscellaneous	5,403,223	737,544	16,719	6,124,048
Residential Mortgage-backed Securities	728,563	8,636	4,390	732,809
Commercial Mortgage-backed Securities	1,645,626	75,336	6,698	1,714,264
Asset-backed Securities	1,915,827	25,341	16,426	1,924,742
Hybrid Securities	283,878	20,550	465	303,963
SVO Identified Funds	458	—	—	458
Bank Loans	3,718	81	9	3,790

Total Bonds	12,136,084	1,005,164	61,460	13,079,788
Preferred Stock	75,947	3,399	1,001	78,345

Total Bonds and Preferred Stock	$12,212,031	$1,008,563	$62,461	$13,158,133

		Gross Unrealized Capital
2020	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$660,567	$5,207	$2,144	$663,630
Other Governments	6,000	200	12	6,188
States, Territories and Possessions	32,329	6,394	—	38,723
Political Subdivisions	210,165	26,641	—	236,806
Special Revenue	824,099	125,743	1,605	948,237
Industrial and Miscellaneous	4,916,620	947,435	7,036	5,857,019
Residential Mortgage-backed Securities	616,395	23,605	1,281	638,719
Commercial Mortgage-backed Securities	1,673,635	82,085	11,602	1,744,118
Asset-backed Securities	1,472,943	46,418	21,462	1,497,899
Hybrid Securities	307,046	23,545	1,670	328,921
SVO Identified Funds	532	—	—	532
Bank Loans	11,750	99	21	11,828

Total Bonds	10,732,081	1,287,372	46,833	11,972,620
Preferred Stock	107,688	4,601	484	111,805

Total Bonds and Preferred Stock	$10,839,769	$1,291,973	$47,317	$12,084,425

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $136,908 and $140,503, respectively, of subprime mortgages.

2021 Statutory Financial Statements	Page 15

($ in Thousands)

RESTRICTED ASSETS AND SPECIAL DEPOSITS  The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2021	2020

Debt securities — Available for sale	Reinsurance agreements	3,857,683	3,422,834
Debt securities — Available for sale	New York 109 trust agreement	3,424,365	3,136,924
Debt securities — Available for sale	Collateral — Derivatives	463,957	287,408
Debt securities — Available for sale	State deposit	3,357	3,622
Equity securities — Common stock unaffiliated	FHLB Stock	4,860	2,489
Equity securities — Common stock unaffiliated	Reinsurance agreements	23,460	34,293
Cash	Collateral — Derivatives	104,798	19,997
Cash	State deposit	927	927

Total Restricted Assets		$7,883,407	$6,908,494

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2021 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$77,059	$78,141
Due after one year through five years	1,419,474	1,468,603
Due after five years through ten years	1,246,003	1,381,127
Due after ten years	5,103,424	5,780,102
Residential Mortgage-backed Securities(1)	727,822	732,809
Commercial Mortgage-backed Securities(1)	1,646,475	1,714,264
Asset-backed Securities(1)	1,915,827	1,924,742

Total Bonds	12,136,084	13,079,788
Preferred Stock	75,947	78,345

Total Bonds and Preferred Stock	$12,212,031	$13,158,133

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $216,118, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.8 years.

At December 31, 2021, the largest industry concentration of the Company’s portfolio was investments in the Sovereign sector of $750,391, representing 6% of the total debt securities portfolio.

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2021	2020

Balance, beginning of period	$8,544	$12,838
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(375)	(4,294)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	—	—
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$8,169	$8,544

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2021 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2021	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$562,605	$7,210	$103,002	$5,150	$665,607	$12,360	61
Other Governments	4,996	4	—	—	4,996	4	2
Political Subdivisions	24,780	380	5,527	91	30,307	471	479
Special Revenue	164,111	1,716	19,636	2,202	183,747	3,918	250
Industrial and Miscellaneous	483,018	11,167	132,381	5,552	615,399	16,719	1,743
Residential Mortgage-backed Securities	372,160	3,399	14,063	991	386,223	4,390	185
Commercial Mortgage-backed Securities	183,615	2,093	58,297	4,605	241,912	6,698	417
Asset-backed Securities	1,045,283	7,353	141,442	9,073	1,186,725	16,426	385
Hybrid Securities	12,147	162	1,698	303	13,845	465	81
Bank Loans	1,873	9	—	—	1,873	9	3

Total Bonds	2,854,588	33,493	476,046	27,967	3,330,634	61,460	3,606
Preferred Stock	5,344	12	15,888	989	21,232	1,001	40

Total Bonds and Preferred Stock	$2,859,932	$33,505	$491,934	$28,956	$3,351,866	$62,461	3,646

2021 Statutory Financial Statements	Page 17

($ in Thousands)

	Less than 12 months		Greater than 12 months		Total
2020	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$78,544	$1,662	$834	$482	$79,378	$2,144	60
Other Governments	4,988	12	—	—	4,988	12	2
Special Revenue	39,034	546	3,371	1,059	42,405	1,605	208
Industrial and Miscellaneous	95,987	2,703	42,238	4,333	138,225	7,036	1,634
Residential Mortgage-backed Securities	24,345	1,075	3,023	206	27,368	1,281	182
Commercial Mortgage-backed Securities	278,239	8,956	30,095	2,646	308,334	11,602	400
Asset-backed Securities	268,932	16,714	268,830	4,748	537,762	21,462	322
Hybrid Securities	40,785	811	15,441	859	56,226	1,670	90
Bank Loans	5,529	21	—	—	5,529	21	6

Total Bonds	836,383	32,500	363,832	14,333	1,200,215	46,833	2,904
Preferred Stock	27,109	395	2,808	89	29,917	484	44

Total Bonds and Preferred Stock	$863,492	$32,895	$366,640	$14,422	$1,230,132	$47,317	2,948

Included in the December 31, 2021 and 2020 amounts above is the interest portion of other-than-temporary impairments on securities of $407 and $3,123, respectively.

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2021	$64,163	$50 $	8,836	$55,377
December 31, 2020	63,674	1,508	15,202	49,980

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2021	$25,477	$6,929	$19,202	$1,907	$44,679	$8,836
December 31, 2020	22,184	6,636	20,239	8,566	42,423	15,202

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 29 individual securities. As of December 31, 2021, there were 10 unaffiliated common stock securities that were priced below 80% of the security’s cost. Out of those 10 securities, 7 were impaired totaling $10,720.

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2021 and 2020 was $2,460 and $2,489, respectively. The Company also invested $2,400 and $0 in FHLB-PGH Activity Stock as of December 31, 2021 and 2020, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2021 and 2020, the Company’s borrowing capacity with the FHLB-PGH was $1,011,470 and $728,008, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2021	Maximum during 2021	December 31, 2020	Maximum during 2020

Carrying value	$—	$211,851	$—	$997,886
Fair value	—	211,863	—	1,032,757

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2021 and 2020 was $65 and $4,819, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS  For the years ended December 31, 2021 and 2020, the Company did not recognize any other than temporary impairments on loan-backed securities.

In addition, during the years ended December 31, 2021 and 2020, the Company recognized realized losses of $0 related to the impairment of non-loan-backed debt securities.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2021 and 2020, accumulated depreciation on real estate amounted to $29,174 and $27,643, respectively.

ALTERNATIVE ASSETS  The investment values of alternative assets are provided per the partnerships’ capital account statements. With the exception of one open-ended investment within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years. As of December 31, 2021, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $7,392 and $2,919 for the years ended December 31, 2021 and 2020, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $317,178 and $356,218 for the years ended December 31, 2021 and 2020.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2021 and 2020 were as follows:

December 31,	2021	2020

LIHTC	$30,452	$23,766
Receivable for securities	113	2,114
Notes receivable — affiliates	500,000	430,000
Investments in affiliates	234,597	188,992
Investment in Private Funds/PMUBX	249,641	240,620
Other	1,382	1,382

Total other invested assets	$1,016,185	$886,874

2021 Statutory Financial Statements	Page 19

($ in Thousands)

Other invested assets-affiliated represents the Company’s investment in ISP, PMAM, PMAM’s Private Funds/PMUBX, and notes receivable held by the Company from JMS and PMAM.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2021 and 2020. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2021 or 2020.

Commitments of $12,632 and $31 for the years ended December 31, 2021 and 2020, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 2 and 13 years and required holding periods for its LIHTC investments between 6 and 17 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2021	2020

Income:
Bonds and preferred stock	$493,623	$495,661
Common stock — unaffiliated	3,017	6,065
Real estate	3,588	3,588
Policy loans	21,650	19,986
Alternative assets	183,402	72,013
Other invested assets	90,556	56,232
Other	102	9,462
Derivatives	7,576	11,187
IMR amortization	(10,210)	(1,627)

Total investment income	793,304	672,567

Expenses:
Surplus note interest	41,551	28,811
Depreciation of real estate	1,531	1,525
Other investment expenses	22,599	21,716

Total investment expenses	65,681	52,052

Net Investment Income	$727,623	$620,515

Included in the table above (Bonds and preferred stock) for 2021 is $15,754 of investment income attributable to securities disposed of as a result of a callable feature, spread over 39 securities.

During 2021 and 2020, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2021			2020

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$397,768	$7,072	$10,317	$3,797,420	$249,064	$30,960
Preferred stock	28,235	—	1,102	9,500	—	1,686
Common stock	36,704	3,027	4,615	87,103	4,581	18,975

There was no nonadmitted accrued investment income at December 31, 2021 and 2020. As of December 31, 2021, there were 2 preferred stock impairments totaling $20.

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2021	2020

Realized capital gains/(losses)	$(68,784)	$(54,741)
Less amount transferred to IMR	(1,413)	(130,027)
Less Taxes:
Transferred to IMR	296	27,306
Capital gains	32	43,081

Net Realized Capital Gains/(Losses)	$(67,699)	$4,899

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2021 and reacquired within 30 days of the sale date.

Note 4.   SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts that are registered assets of $9,836,109 and $8,982,080 at December 31, 2021 and 2020, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds. with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $228,569 and $222,010 at December 31, 2021 and 2020, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2021	2020

Premiums, considerations and deposits	$378,170	$350,490
Reserves at December 31, at market value	9,947,341	9,090,791
Subject to discretionary withdrawal at market value	9,947,341	9,090,791

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

Years Ended December 31,	2021	2020

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$378,170	$350,490
Transfers from separate accounts	(727,874)	(601,954)

Transfers as reported in the Statements of Income	$(349,704)	$(251,464)

2021 Statutory Financial Statements	Page 21

($ in Thousands)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. The Company reports assets and liabilities from variable life and annuity product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2021	2020

Enhanced Deferred Individual Annuity	$8,112,118	$7,425,298
Single Life Variable Universal Life	963,495	848,592
Basic Deferred Individual Annuity	420,260	397,432
Joint Life Variable Universal Life	340,236	310,759
Deferred Group Annuity	228,569	222,009

Total	$10,064,678	$9,204,090

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken on a direct basis, the separate account paid risk charges to the general account totaling $71,435 and $65,636 for the years ended December 31, 2021 and 2020, respectively and $319,552 for the five-year period between 2017 and 2021.

For the years ended December 31, 2021 and 2020, the general account of the Company has paid $718 and $1,355, respectively, towards separate account guarantees on a direct basis, and $3,478 cumulatively over the last five years.

Note 5.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to mitigate these risks.

The Company may enter into interest rate caps, interest rate and equity futures, credit default swaps, currency swaps, forward contracts, interest rate and treasury swaps, inflation swaps and equity options that do not qualify for hedge accounting.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The company uses currency swaps to reduce market risks from changes in foreign exchange rates.

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, interest rate swaps are centrally cleared through an exchange.

For the years ended December 31, 2021 and 2020, the Company did not have any derivative instruments for which the Company has applied hedge accounting.

The following table presents the notional and fair values of derivative financial instruments that did not qualify for hedge accounting. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $6,803 and $2,218 at December 31, 2021 and 2020, respectively.

December 31,		2021			2020
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Currency swaps	$23,263	$2,359	$—	$23,263	$871	$—
Equity futures	140,268	52	(577)	221,321	88	(86)
Equity options	1,175,396	18,362	(17,687)	501,212	15,035	(60,556)
Inflation swaps	175,000	5,587	(1,418)	320,000	9,745	(4,523)
Interest rate futures	37,454	—	(297)	—	—	—
Interest rate swaps	10,527,600	496,526	(264,522)	11,492,999	453,460	(253,432)
Swaptions	155,000	2	(737)	760,000	968	(2,589)
Total return swaps	2,843,881	279,987	(651,499)	3,156,730	249,914	(483,745)
Treasury forwards	347,000	5,705	(6,529)	83,000	244	(1,301)
Treasury swaps	200,000	—	(23,704)	200,000	—	(10,976)

Total	$15,624,862	$808,580	$(966,970)	$16,758,525	$730,325	$(817,208)

Years Ended December 31,		2021	2020
	Net Investment Income	Realized Capital Gains/(Losses)	Net Investment Income	Realized Capital Gains/(Losses)

Currency swaps	$730	$17	$689	$(35)
Equity options	—	23,878	—	(30,185)
Equity futures	—	(32,344)	—	(5,601)
Inflation swaps	6,042	8,936	(1,498)	472
Interest rate futures	—	(3,470)	—	16,040
Interest rate swaps	(234)	(37,229)	7,001	(166,062)
Swaptions	—	440	—	6,135
Total return swaps	710	5,317	3,946	(113,942)
Treasury forwards	—	(10,614)	—	29,008
Treasury swaps	328	—	1,049	—

Total	$7,576	$(45,069)	$11,187	$(264,170)

1	$(289) and $(362,529) of the realized capital gains/(losses) were transferred to the IMR for the years ended December 31, 2021 and 2020, respectively.

2021 Statutory Financial Statements	Page 23

($ in Thousands)

The change in unrealized capital gains/(losses) for derivative instruments are as follows for the years ended December 31:

	2021	2020

Currency swaps	$1,487	$(1,254)
Equity futures	—	(208)
Equity options	41,213	(23,430)
Inflation swaps	(1,053)	10,910
Interest rate futures	—	1,284
Interest rate swaps	31,382	80,355
Swaptions	(371)	3,566
Total return swaps	(140,482)	(66,022)
Treasury forwards	233	(6,334)
Treasury swaps	(12,728)	(10,976)

Total	$(80,319)	$(12,109)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK  The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2021 and 2020, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2021 and 2020, the Company pledged net collateral of $353,301 and $287,408, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

As of December 31, 2021 and 2020, the Company pledged collateral for futures contracts of $6,473 and $13,407, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6.   FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. These securities are recorded in Level 2 in the

2021 Statutory Financial Statements	Page 25

($ in Thousands)

Company’s fair value hierarchy. As of December 31, 2021, there were 2 debt securities carried at fair value of $6,833 that were valued in this manner. As of December 31, 2020, there were 4 debt securities carried at fair value of $1,732 that were valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain structured securities priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock  The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock  The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2021	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Residential MBS	$—	$106	$—	$106
Commercial MBS	—	979	—	979
Asset-backed securities	—	169	—	169
SVO Identified Funds	458	—	—	458

Total Bonds	458	1,254	—	1,712
Preferred Stock	43,904	—	6,687	50,591
Common stock — unaffiliated	50,506	—	4,871	55,377
Derivatives:
Futures	52	—	—	52
Options	—	18,362	—	18,362
Forwards	—	5,705	—	5,705
Swaps	—	784,461	—	784,461

Total derivatives	52	808,528	—	808,580

Total investments	94,920	809,782	11,558	916,260
Separate account assets	10,064,678	—	—	10,064,678

Total assets	$10,159,598	$809,782	$11,558	$10,980,938

Liabilities:
Derivatives:
Futures	(874)	—	—	(874)
Options	—	(17,687)	—	(17,687)
Forwards	—	(6,529)	—	(6,529)
Swaps	—	(941,880)	—	(941,880)

Total liabilities	$(874)	$(966,096)	$—	$(966,970)

2021 Statutory Financial Statements	Page 27

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2020	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$169	$—	$169
Commercial MBS	—	1,222	—	1,222
Asset-backed securities	—	—	—	—
SVO Identified Funds	532	—	—	532

Total Bonds	532	1,391	—	1,923
Preferred Stock	—	—	783	783
Common stock — unaffiliated	47,481	—	2,500	49,981
Derivatives:
Futures	88	—	—	88
Options	—	16,246	—	16,246
Swaps	—	713,991	—	713,991

Total derivatives	88	730,237	—	730,325

Total investments	48,101	731,628	3,283	783,012
Separate account assets	9,204,090	—	—	9,204,090

Total assets	$9,252,191	$731,628	$3,283	$9,987,102

Liabilities:
Derivatives:
Futures	(86)	—	—	(86)
Options	—	(64,446)	—	(64,446)
Swaps	—	(752,676)	—	(752,676)

Total liabilities	$(86)	$(817,122)	$—	$(817,208)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There was 1 security transferred in or out of Level 3 for the year ended December 31, 2021.

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2021 and 2020 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2021	$—	$—	$783	$2,500	$3,283
Transfers in	—	—	5,904	—	5,904
Transfers out	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—	—
Surplus	—	—	—		—
Amortization/Accretion	—	—	—	—	—
Purchases/(sales):
Purchases	—	—	—	2,400	2,400
(Sales)	—	—	—	(29)	(29)

Balance, December 31, 2021	$—	$—	$6,687	$4,871	$11,558

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2020	$—	$—	$783	$8,577	$9,360
Transfers in	—	—	—	—	—
Transfers out	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—	—
Surplus	—	—	—	—	—
Amortization/Accretion	—	—	—	—	—
Purchases/(sales):
Purchases	—	—	—	34,800	34,800
(Sales)	—	—	—	(40,877)	(40,877)

Balance, December 31, 2020	$—	$—	$783	$2,500	$3,283

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2021:

	Fair Value	Valuation Technique		Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments
Preferred stock	$6,687	Cost		Not available	N/A

Common stock:
Unaffiliated	11	Cost		Not available	N/A
FHLB Stock	4,860	Set by issuer-FHLB-PGH	(1)	Not available	N/A

Total investments	$11,558

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

2021 Statutory Financial Statements	Page 29

($ in Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy, in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2021	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$13,079,788	$12,136,084	$742,685	$12,127,928	$209,175
Preferred stock	78,345	75,947	71,658	—	6,687
Common stock-unaffiliated	55,377	55,377	50,506	—	4,871
Cash and short-term investments	403,753	403,753	403,753	—	—
Derivatives	808,580	815,383	52	808,528	—
Separate Account assets	10,064,678	10,064,678	10,064,678	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,335,606	$2,332,973	$—	$—	$2,335,606
Derivatives	966,970	966,970	874	966,096	—
Separate Account liabilities	10,064,678	10,064,678	10,064,678	—	—

2020	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$11,972,616	$10,732,081	$541,048	$11,191,930	$239,638
Redeemable preferred stock	111,804	107,688	91,037	19,430	1,337
Common stock-unaffiliated	49,980	49,980	47,491	—	2,489
Cash and short-term investments	314,979	314,979	314,979	—	—
Derivatives	730,325	743,732	88	730,237	—
Separate Account assets	9,204,090	9,204,090	9,204,090	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,404,895	$2,392,470	$—	$—	$2,404,895
Derivatives	817,208	817,122	86	817,122	—
Separate Account liabilities	9,204,090	9,204,090	9,204,090	—	—

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

Note 7.  LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
December 31, 2021	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$355,573	$354,652	$357,677	$—	$—	$—
Universal Life with Secondary
Guarantees	1,946,540	1,859,978	4,453,926	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with
Secondary Guarantees	1,379,987	1,347,856	1,501,122	—	—	—
Other Permanent Cash Value Life
Insurance	—	5,515,531	6,234,648	—	—	—
Variable Universal Life	265,724	255,083	253,843	1,303,819	1,299,568	1,299,568
Miscellaneous Reserves	—	—	59,523	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	392,658	—	—	—
Accidental Death Benefits	—	—	226	—	—	—
Disability — Active Lives	—	—	28,561	—	—	—
Disability — Disabled Lives	—	—	13,769	—	—	—
Miscellaneous Reserves	—	—	61,926	—	—	—

Total	3,947,824	9,333,100	13,357,879	1,303,819	1,299,568	1,299,568
Less: Reinsurance ceded	3,186,013	3,087,376	4,780,198	—	—	—

Net	$761,811	$6,245,724	$8,577,681	$1,303,819	$1,299,568	$1,299,568

2021 Statutory Financial Statements	Page 31

($ in Thousands)

Life reserves of $360,082 with surrender charges of 5% or more as of December 31, 2021 will have less than a 5% surrender charge in 2022.

	General Account			Separate Account
December 31, 2020	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$450,632	$439,441	$456,872	$—	$—	$—
Universal Life with Secondary
Guarantees	1,849,595	1,759,260	4,185,254	—	—	—
Indexed Universal Life	1,102,835	1,065,737	1,087,109	—	—	—
Indexed Universal Life with
Secondary Guarantees	124,306	117,487	236,961	—	—	—
Other Permanent Cash Value Life
Insurance	—	4,554,096	5,058,701	—	—	—
Variable Universal Life	241,981	233,651	235,586	1,197,922	1,156,686	1,156,686
Miscellaneous Reserves	—	—	73,365	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	388,980	—	—	—
Accidental Death Benefits	—	—	230	—	—	—
Disability — Active Lives	—	—	25,765	—	—	—
Disability — Disabled Lives	—	—	13,759	—	—	—
Miscellaneous Reserves	—	—	35,745	—	—	—

Total	3,769,349	8,169,672	11,798,327	1,197,922	1,156,686	1,156,686
Less: Reinsurance ceded	2,685,104	2,579,699	4,488,139	—	—	—

Net	$1,084,245	$5,589,973	$7,310,188	$1,197,922	$1,156,686	$1,156,686

Note 8.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2021	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	152,830	—	152,830	1%
At fair value	—	8,423,511	8,423,511	73%

Subtotal	152,830	8,423,511	8,576,341	74%

At book value — without adjustment	1,610,097	—	1,610,097	14%
Not subject to discretionary withdrawal	1,107,670	224,262	1,331,932	12%

Total annuity reserves and deposit liabilities gross	2,870,597	8,647,773	11,518,370	100%

Less: Reinsurance ceded	138,830	—	138,830

Total Annuity Reserves and Deposit Liabilities, Net	$2,731,767	$8,647,773	$11,379,540

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

Annuity and deposit-type contract reserves of $11,002 with surrender charges of 5% or more as of December 31, 2021 will have less than a 5% surrender charge in 2022.

2020	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	168,479	—	168,479	2%
At fair value	—	7,716,170	7,716,170	71%

Subtotal	168,479	7,716,170	7,884,649	72%

At book value — without adjustment	1,655,252	—	1,655,252	15%
Not subject to discretionary withdrawal	1,122,071	217,935	1,340,006	12%

Total annuity reserves and deposit liabilities gross	2,945,802	7,934,105	10,879,907	100%

Less: Reinsurance ceded	135,510	—	135,510

Total Annuity Reserves and Deposit Liabilities, Net	$2,810,292	$7,934,105	$10,744,397

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2021	2020

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$165,602	$182,504
Policyholders’ reserves — individual annuities	2,039,258	2,076,915
Liabilities for deposit-type contracts	508,745	505,756
VM-21 reserves	18,162	45,117

Subtotal	2,731,767	2,810,292

Separate Account Annual Statement:
Annuities	8,647,773	7,934,105
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	—

Subtotal	8,647,773	7,934,105

Total Reserves	$11,379,540	$10,744,397

As of December 31, 2021 and 2020, the Company has recorded reserves of $0 and $0, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

2021 Statutory Financial Statements	Page 33

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2021	2020

Account value	$7,873,611	$7,184,525
Net amount at risk	12,107	13,129

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2021:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,435	$261,192	$254,278
GMWB	11,703	3,186,886	3,125,990
GMWB w/ DB	939	224,299	219,693
GMWB w/ inflation	10,286	2,564,387	2,541,042
GMWB w/ inflation w/ DB	263	64,803	63,590
GMAB/GMWB	2,265	490,267	489,938

Total	26,891	$6,791,834	$6,694,531

The following table summarizes the account values for the different benefit types as of December 31, 2020:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,725	$283,251	$275,573
GMWB	12,581	3,038,652	2,976,734
GMWB w/ DB	1,070	234,075	229,316
GMWB w/ inflation	11,409	2,527,472	2,501,730
GMWB w/ inflation w/ DB	270	56,640	55,388
GMAB/GMWB	2,630	535,179	534,807

Total	29,685	$6,675,269	$6,573,548

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (VM-21), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $7,783,732 and $7,124,398, as of December 31, 2021 and 2020, respectively. During 2021 and 2020, there were $17,760 and $0 reserves released as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $68,866 and $73,661, as of December 31, 2021 and 2020, respectively.

Note 9.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs itan accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and financial professionals, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

2021 Statutory Financial Statements	Page 35

($ in Thousands)

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$208,428	$200,159	$17,767	$17,421
Service cost	—	—	342	298
Interest cost	3,675	5,536	294	444
Actuarial loss/(gain)	(6,034)	13,547	(436)	541
Benefits paid	(10,966)	(10,814)	(1,054)	(937)

Projected benefit obligation at end of year	$195,103	$208,428	$16,913	$17,767

The discount rate was 2.86% at December 31, 2021 and 2.49 % at December 31, 2020, which resulted in an actuarial gain on the benefit obligation for the Pension Plans during 2021.

The discount rate was 2.87% at December 31, 2021 and 2.45 % at December 31, 2020, which resulted in an actuarial gain on the benefit obligation for Other Postretirement Healthcare Plans during 2021.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Discount rate(1)	2.86%	2.49%	2.87%	2.45%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2021 discount rates are 2.63%, 2.55%, and 1.65% for the various Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2021		2020
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.25%	6.50%	6.20%	6.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027	2027	2027

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

PLAN ASSETS  The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2021	2020	2021	2020

Change in plan assets:
Fair value of plans assets at beginning of year	$224,075	$213,878	$—	$—
Actual return on plan assets	15,272	18,371	—	—
Employer contribution	2,377	2,640	1,054	937
Benefits paid	(10,966)	(10,814)	(1,054)	(937)

Fair value of plan assets at end of year	$230,758	$224,075	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with the Company. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. The qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2021:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$68,073	$—	$—	$68,073
Bond funds	148,292	6,496	—	154,788
Money market funds	7,897	—	—	7,897

Total	$224,262	$6,496	$—	$230,758

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2020:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$87,754	$—	$—	$87,754
Bond funds	122,007	6,140	—	128,147
Money market funds	8,174	—	—	8,174

Total	$217,935	$6,140	$—	$224,075

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2021 and 2020 was a 40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

2021 Statutory Financial Statements	Page 37

($ in Thousands)

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2021 and 2020 are as follows:

	2021 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2021	2020

Equity funds	40.0%	29.5%	39.2%
Bond funds	60.0%	67.1%	57.2%
Money market funds	—%	3.4%	3.6%

Total	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2021 and 2020 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Benefit obligation	$(195,103)	$(208,428)	$(16,913)	$(17,767)
Fair value of plan assets	230,758	224,075	—	—

Funded Status	$35,656	$15,647	$(16,913)	$(17,767)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Prepaid pension asset (nonadmitted)	$57,799	$39,949	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(22,143)	(24,302)	(16,913)	(17,767)

Funded Status	$35,656	$15,647	$(16,913)	$(17,767)

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2021	2020	2021	2020

Projected benefit obligation	$(172,959)	$(184,126)	$(22,143)	$(24,302)
Fair value of plan assets	230,758	224,075	—	—

Funded Status	57,799	39,949	(22,143)	(24,302)

Accumulated benefit obligation	$(172,959)	$(184,126)	$(22,143)	$(24,302)

SURPLUS ITEMS NOT YET RECOGNIZED  The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Unrecognized prior service cost	$123	$143	$626	$1,066
Unrecognized actuarial (gain)/loss	49,437	57,325	(2,323)	(1,886)

Total	$49,560	$57,468	$(1,697)	$(820)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2021 and 2020, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2021	2020	2021	2020

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$57,468	$49,045	$(820)	$(1,038)
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	(20)	(20)	(441)	(441)
Net prior service cost (credit) plan merger to net periodic benefit cost	—	—	—	—
Net actuarial loss/(gain) arising during the period	(5,932)	9,844	(436)	541
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(1,956)	(1,401)	—	118
Net actuarial gains (losses) from Plan Merger recognized to net periodic benefit cost	—	—	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$49,560	$57,468	$(1,697)	$(820)

2021 Statutory Financial Statements	Page 39

($ in Thousands)

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Service cost	$—	$—	$342	$298
Interest cost	3,675	5,536	294	444
Expected return on plan assets	(15,374)	(14,669)	—	—
Amortization of prior service cost/(credit)	20	20	441	441
Amortization of actuarial losses/(gains)	1,956	1,401	—	(118)

Total net periodic benefit (credit)/cost	$(9,723)	$(7,712)	$1,077	$1,065

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Discount rate for benefit obligations	2.49%	3.28%	2.45%	3.24%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2021		2020
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.20%	6.25%	6.50%	6.80%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	5.00%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027	2027	2027

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2021	2020	2021	2020

Employer Contributions	$2,378	$2,440	$1,054	$937
Benefits Paid	$(10,966)	$(10,814)	$(1,054)	$(937)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2022, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $11,754 and $1,185, respectively.

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2021 and 2020. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2022	$11,754	$1,185
2023	11,582	1,188
2024	11,595	1,169
2025	11,617	1,153
2026	11,720	1,150
Years 2027-2030	57,435	5,362

Total	$115,703	$11,207

DEFINED CONTRIBUTION PLANS  The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December  31, 2021, and 2020, the expense recognized for these plans was $8,967 and $8,610, respectively.

Note 10.  FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101—Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2021 and 2020.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2021 and 2020.

2021 Statutory Financial Statements	Page 41

($ in Thousands)

The components of deferred tax asset (“DTA”) and deferred tax liabilities (“DTL”) recognized by the Company are as follows as of December 31:

Description	2021			2020

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$482,323	$15,091	$497,414	$435,105	$11,362	$446,467

Adjusted gross DTAs	482,323	15,091	497,414	435,105	11,362	446,467
Adjusted gross DTAs nonadmitted	(44,966)	—	(44,966)	(75,774)	—	(75,774)

Subtotal admitted adjusted DTA	437,357	15,091	452,448	359,331	11,362	370,693
Gross DTL	(137,198)	(96,862)	(234,060)	(119,704)	(45,437)	(165,141)

Net admitted DTA/(DTL)	$300,159	$(81,771)	$218,388	$239,627	$(34,075)	$205,552

Description	Changes during 2021

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$47,218	$3,729	$50,947
Adjusted gross DTAs	47,218	3,729	50,947
Adjusted gross DTAs nonadmitted	30,808	—	30,808

Subtotal admitted adjusted DTA/(DTL)	78,026	3,729	81,755
Gross DTL	(17,494)	(51,425)	(68,919)

Net admitted DTA/(DTL)	$60,532	$(47,696)	$12,836

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2021			2020

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$203,297	$15,091	$218,388	$194,190	$11,362	$205,552
1. Adjusted gross DTA expected to be realized	203,297	15,091	218,388	194,190	11,362	205,552
2. Adjusted gross DTA allowed per limitation threshold	—	—	353,462	—	—	306,605
Adjusted gross DTA offset by existing DTLs	234,060	—	234,060	165,141	—	165,141

Total admitted DTA realized within 3 years	$437,357	$15,091	$452,448	$359,331	$11,362	$370,693

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

Description	Changes during 2021

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$9,107	$3,729	$12,836
1. Adjusted gross DTA to be realized	9,107	3,729	12,836
2. Adjusted gross DTA allowed per limitation threshold	—	—	—
Adjusted gross DTA offset by existing DTLs	68,918	—	68,918

Total admitted DTA realized within 3 years	$78,025	$3,729	$81,754

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	472%	456%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$3,084,344	$2,456,023

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2021			December 31, 2020			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	87%	100%	88%	72%	100%	73%	15%	—%	15%
Net admitted DTAs	92%	100%	89%	93%	100%	93%	(1)%	—%	(4)%

The Company’s tax planning strategies does not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2021	2020

Current federal income tax expense/(benefit)	$(38,179)	$(39,373)
Income tax effect on realized capital gains/(losses)	32	43,081

Federal and foreign income taxes incurred	$(38,147)	$3,708

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

2021 Statutory Financial Statements	Page 43

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2021	2020	Change

DTAs resulting in book/tax differences in:
Ordinary:
Future policy benefits	$111,246	$93,068	$18,178
DAC	129,337	110,025	19,312
Deferred compensation	39,181	33,261	5,920
Nonadmitted assets	16,827	13,441	3,386
LIHTC credits	75,448	73,953	1,495
Coinsurance transaction	2,027	2,800	(773)
PML Reserve Financing	36,343	36,343	—
PML Reinsurance	64,825	66,867	(2,042)
Other- ordinary	7,089	5,347	1,742

Subtotal — Gross ordinary DTAs	482,323	435,105	47,218
Nonadmitted ordinary DTAs	(44,966)	(75,774)	30,808

Admitted ordinary DTAs	437,357	359,331	78,026
Capital:
OTTI on Investments	15,091	11,362	3,729

Gross capital DTAs	15,091	11,362	3,729

Admitted capital DTAs	15,091	11,362	3,729

Admitted DTAs	452,448	370,693	81,755
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(104,787)	(82,004)	(22,783)
Future Policy Benefits — 8 year spread	(24,235)	(30,179)	5,944
Other	(8,176)	(7,521)	(655)

Ordinary DTLs	(137,198)	(119,704)	(17,494)
Capital:
Alternative asset investments	(40,890)	(31,613)	(9,277)
Net unrealized investment gains	(55,972)	(13,824)	(42,148)

Capital DTLs	(96,862)	(45,437)	(51,425)

DTLs	(234,060)	(165,141)	(68,919)

Net deferred tax asset	$218,388	$205,552	$12,836

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2021	2020	Change

Total deferred tax assets	$497,414	$446,467	$50,947
Total deferred tax liabilities	(234,060)	(165,141)	(68,919)

Net deferred tax asset	$263,354	$281,326	$(17,972)

Tax effect of net unrealized gains/(losses)			42,148
Tax effect of postretirement liability			1,845

Change in net deferred income tax			$26,021

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2021 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Loss before taxes	$(189,374)	$(39,769)	21.00%
Income from affiliates	(61,033)	(12,817)	6.77%
Separate account dividend received deduction	(19,784)	(4,155)	2.19%
LIHTC	—	(8,449)	4.46%
Executive benefits	(19,295)	(4,052)	2.14%
IMR tax adjustment	10,210	2,144	-1.13%
Dividends received deduction	(3,592)	(754)	0.40%
Other	17,543	3,684	-1.94%

Total	$(265,325)	$(64,168)	33.89%

Federal income taxes incurred		$(38,179)	20.16%
FIT expense/(benefit) on realized capital gains/losses		328	(0.17)%
FIT in IMR gains/losses		(296)	0.16%
Change in net deferred income tax		(26,021)	13.74%

Total Statutory Taxes		$(64,168)	33.89%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

For the year ended December 31, 2021, the company does not have any net operating loss carryforwards available. In addition, the Company has $75,448 of LIHTC carryforwards as of December 31, 2021 that will begin to expire in 2034.

There was no income tax expense for 2021, 2020 and 2019 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

2021 Statutory Financial Statements	Page 45

($ in Thousands)

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Tax years 2018 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2021 and 2020, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 11.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2021:
Premium and annuity considerations	$2,402,947	$10,957	$1,162,219	$1,251,685
Reserves and funds for payment of insurance and annuity benefits	16,459,008	3,660	5,143,788	11,318,880

December 31, 2020:
Premium and annuity considerations	$2,160,387	$9,855	$2,768,602	$(598,360)
Reserves and funds for payment of insurance and annuity benefits	14,981,770	3,331	4,854,989	10,130,112

The Company entered into a coinsurance funds withheld agreement with a certified, non-affiliated reinsurer, effective June 30, 2020, and amended October 1, 2020, to coinsure an existing block of Term and Universal Life policies on a quota share basis. In addition, this agreement reinsured on a YRT basis certain Universal Life policies on a quota share basis. The agreement generated an after-tax gain of $238,580, that was a direct increase to surplus and will be amortized into income.

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus and will be amortized into income. The agreement was amended on April 1, 2020 and generated an additional after-tax gain of $19,750, that was a direct increase to surplus and will be amortized into income.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2021 and 2020, the Company had a related reserve credit of $175,206 and $179,647, respectively, which was secured by investment grade securities with a market value of $279,931 and $282,550, respectively, held in trust.

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus and will be amortized into income.

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2021		2020
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Modified Coinsurance	PIANY	$(59,488)	$(186,902)	$(873,286)	$(174,872)
YRT — Over retention	PIANY	2,259	282	1,576	154
Coinsurance Funds Withheld	PIA	(36,080)	(1,447,171)	(36,560)	(1,370,240)
Coinsurance — Inforce	PIA	(42,332)	(545,308)	(46,680)	(485,990)
Coinsurance	PIA	(100,613)	(1,215,179)	(112,295)	(1,101,466)
YRT — Over retention	PIA	3,726	452	3,284	384
YRT — Over retention	Vantis	—	15	—	—

Total		$(232,528)	$(3,393,810)	$(1,063,961)	$(3,132,030)

Coinsurance Modified Coinsurance — PIANY  Effective April 1, 2020, PML ceded to PIANY an inforce block of New York issued variable universal life and variable deferred annuity policies. The Company ceded 100% of the insurance risk, gross of inuring reinsurance.

YRT Over Retention — PIANY  Effective April 1, 2020, the Company assumed from PIANY the policies included in the inforce block of New York variable universal life policies that resulted in retention greater than $300 per life, up to $7,500. Effective, April 1, 2021, the company assumes from PIANY the policies that result in retention greater than $300 per life, up to $7,500.

Coinsurance Funds Withheld — PIA  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and is amortized into income as earnings emerge.

Coinsurance — Inforce — PIA  Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies. The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

Coinsurance — PIA  The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT — Over Retention — PIA  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

YRT — Over retention — Vantis  Effective April 12, 2021, the Company assumed from Vantis a quota share of 90% for term policies and 50% for whole life policies. If Vantis has reached its retention limit of $300 per life, the Company’s share will be 100% of the excess up to $5,000.

2021 Statutory Financial Statements	Page 47

($ in Thousands)

Note 12.  RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Amount	Current Interest Rate

JMS	March 1, 2009	March 2028	$65,000	Market Based at time of draw
JMS	September 1, 2016	September 2036	100,000	8%
JMS	December 1, 2018	December 2038	130,000	8%
JMS	December 1, 2018	December 2038	100,000	8%
PMAM	July 1, 2019	July 2039	100,000	Market Based at time of draw
JMS	August 19, 2021	August 2041	150,000	8%
PMAM	August 31, 2021	August 2041	100,000	Market Based at time of draw

The Company recorded $36,837 and $34,964 in interest income on these notes for the years ended December 31, 2021 and 2020, respectively. At December 31, 2021 and 2020, the Company had outstanding principle receivables of $500,000 and $430,000 and interest receivables of $8,280 and $7,769, respectively, relating to these agreements.

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2021 and 2020 of $249,641 and $240,620, respectively, represents a majority ownership of the funds and are considered affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $14,418,870 and $12,943,305 and combined liabilities of $12,824,502 and $11,629,656 as of December 31, 2021 and 2020, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $69,603 and $60,525 and other intangible assets of $4,547 and $4,565 at December 31, 2021 and 2020, respectively.

The Company made the following capital contributions and received the following returns of capital for 2021 and 2020, respectively:

December 31	2021		2020
	Capital Contributions	Return of Capital	Capital Contributions	Return of Capital

PIA	$30,000	$—	$30,000	$—
Vantis	100	—	—	19,448
PIANY	5,000	—	5,000	—
HTK	6,500	—	—	—
myWorth	—	—	—	226

Capital contributions and return of capital were in the form of cash, with the exception of the Vantis $19,448 return of capital, which was in the form of stock of PIANY.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2021 and 2020, the total expenses incurred by subsidiaries under these agreements were $78,383 and $75,811, respectively. The Company received services from its subsidiary, Vantis, during 2020 and incurred expenses of $4,080. The net amount due to the Company was $14,565 and $17,992 at December 31, 2021 and December 31, 2020, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $12,688 and $11,830 for 2021 and 2020, respectively.

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

Note 13.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as December 31, 2021 and 2020 was $175. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  The Company has entered into other leases, primarily for field offices.

As of December 31, 2021 future minimum payments under noncancellable leases are as follows:

For the year ending:

2022	$9,889
2023	$7,108
2024	$5,381
2025	$4,289
Thereafter	$2,355

Rent expense was $17,827 and $40,391 as of December 31, 2021 and December 31, 2020, respectively. Included in the 2021 expense was a charge of $8,732 related to terminated leases and related costs.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2021, the Company had outstanding commitments totaling $317,178 relating to these investment activities. The fair value of these commitments approximates the face amount.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2021 and through the financial statement issuance date of February 23, 2022 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

2021 Statutory Financial Statements	Page 49

About The Penn Mutual Life Insurance Company Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC. Visit Penn Mutual at www.pennmutual.com. © 2022 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com PM8673 05/22

PricewaterhouseCoopers LLP, Two Commerce Square 2001 Market Street Suite 1800 Philadelphia, Pennsylvania 19103-7042 T: 267 330 3000, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2019 and 2018, and the related statutory statements of income and changes in surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although no reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

February 20, 2020

($ in Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2019	2018

ADMITTED ASSETS
Bonds	$10,421,103	$9,968,033
Stocks:
Preferred	120,570	112,090
Common — affiliated	716,298	559,797
Common — unaffiliated	64,246	70,398
Real estate	32,062	33,157
Policy loans	396,411	355,265
Cash and short-term investments	311,382	270,846
Alternative assets	758,045	693,130
Derivatives	581,407	249,283
Other invested assets	809,315	642,045

TOTAL INVESTMENTS	14,210,839	12,954,044

Investment income due and accrued	134,608	123,168
Premiums due and deferred	106,469	100,727
Deferred tax asset	191,165	214,419
Corporate owned life insurance	231,012	215,530
Amounts recoverable from reinsurers	25,170	46,202
Other assets	57,513	104,994
Separate account assets	8,370,170	7,289,426

TOTAL ASSETS	$23,326,946	$21,048,510

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$10,176,283	$9,756,743
Dividends to policyholders payable in the following year	103,857	88,562
Policy claims in process	58,780	61,604
Interest maintenance reserve	105,176	163,650
Asset valuation reserve	192,420	165,053
Drafts outstanding	30,350	57,392
Funds held under coinsurance	993,897	925,972
Federal income taxes payable	2,117	26,567
Other liabilities	628,555	325,572
Derivatives	666,654	334,393
Separate account liabilities	8,370,170	7,289,426

TOTAL LIABILITIES	21,328,259	19,194,934

SURPLUS
Surplus notes	390,284	390,041
Unassigned surplus	1,608,403	1,463,535

TOTAL SURPLUS	1,998,687	1,853,576

TOTAL LIABILITIES AND SURPLUS	$23,326,946	$21,048,510

The accompanying notes are an integral part of these financial statements.

2019 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2019	2018

REVENUE
Premium and annuity considerations	$1,159,299	$993,852
Net investment income	654,555	607,535
Other revenue	780,919	700,066

TOTAL REVENUE	2,594,773	2,301,453

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,522,946	1,317,178
Increase in reserves for payment of future insurance and annuity benefits	838,322	647,994
Commissions	169,938	154,759
Operating expenses	320,427	300,148
Other expenses	57,257	50,122
Net transfer from separate accounts	(383,836)	(300,539)

TOTAL BENEFITS AND EXPENSES	2,525,054	2,169,662

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFITS	69,719	131,791

Dividends to policyholders	98,433	86,793

(LOSS)/GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAX EXPENSE	(28,714)	44,998

Federal income tax benefit	(73,310)	(4,038)

GAIN FROM OPERATIONS	44,596	49,036

Net realized capital gains/(losses), net of tax	12,976	(11,519)

NET INCOME	$57,572	$37,517

SURPLUS
Net income	$57,572	$37,517
Opening surplus adjustment	—	(10,629)
Change due to reinsurance	(8,224)	(11,656)
Change in asset valuation reserve	(27,367)	(23,572)
Change in net unrealized capital losses, net of tax	150,200	139,491
Change in net deferred income tax	(9,513)	19,810
Change in funded status of postretirement plans, net of tax	(3,955)	(3,071)
Change in surplus notes	243	225
Change in nonadmitted assets	(13,845)	8,061

Change in surplus	145,111	156,176

Surplus, beginning of year	1,853,576	1,697,400

Surplus, end of year	$1,998,687	$1,853,576

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2019	2018

OPERATIONS
Premium and annuity considerations	$1,720,387	$1,385,642
Net investment income	707,804	621,310
Other revenue	251,107	253,307

CASH PROVIDED BY OPERATIONS	2,679,298	2,260,259

Benefits paid	1,552,417	1,404,229
Commissions and operating expenses	359,288	509,169
Net transfers (from)/to separate accounts	(380,494)	(316,455)
Dividends to policyholders	17,894	37,022
Taxes (refunded) on operating income and realized investment losses	(32,712)	(66,823)

CASH USED IN OPERATIONS	1,516,393	1,567,142

NET CASH PROVIDED BY OPERATIONS	1,162,905	693,117

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	3,485,833	1,164,644
Preferred and common stocks	82,556	44,499
Alternative assets, real estate and other invested assets	120,507	69,616
Net (losses)/gains on cash, cash equivalents short-term investments	—	5
Derivatives	—	3,635

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	3,688,896	1,282,399

Cost of investments acquired:
Bonds	3,894,823	1,957,616
Preferred and common stock	140,285	107,258
Alternative assets, real estate and other invested assets	306,246	307,031
Derivatives	107,142	(2,484)

TOTAL COST OF INVESTMENTS ACQUIRED	4,448,496	2,369,421

Net increase in policy loans	(30,180)	(15,676)

NET CASH USED IN INVESTMENT ACTIVITIES	(789,780)	(1,102,698)

FINANCING AND MISCELLANEOUS
Net withdrawals on deposit-type contracts	(429,053)	213,730
Other cash applied, net	96,464	167,384

NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS	(332,589)	381,114

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	40,536	(28,467)

Cash and short-term investments:
Beginning of year	270,846	299,313

End of year	$311,382	$270,846

…continued -

2019 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2019	2018

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Common stock acquired as a return of capital/dividend	$2,852	$7,998
Premiums paid from benefits	$27,034	$25,137
Premiums paid by dividend	$65,244	$57,605
Premiums paid by policy loan	$10,966	$8,902
Capitalized interest	$906	$1,046
Bond exchange	$198,736	$70,996

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, universal life, indexed universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career and independent financial professionals. The Company is licensed to write business in all fifty states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Hornor Townsend & Kent, LLC (“HTK”), Vantis Life Insurance Company (“Vantis”), Penn Mutual Asset Management, LLC (“PMAM”), and certain assets of Independence Square Properties, LLC (“ISP”) are admitted assets. myWorth, LLC, and certain assets of ISP are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Investment Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

2019 Statutory Financial Statements	Page 5

($ in Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP, beginning in 2019, recognizes the changes through realized capital gains/(losses);
(n)

after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(o)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(p)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;

(q)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(r)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(s)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria, whereas GAAP would use an “ability and intent to not sell” criteria; and
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

Preferred Stock  with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates, with the exception of Vantis, is carried at its underlying audited statutory equity. The Company’s investment in Vantis is carried at underlying audited statutory equity plus the unamortized goodwill related to the Company’s purchase of Vantis. The goodwill was being amortized over 10 years and was fully impaired in 2019.

During 2019, PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of PIA, received a permitted practice from the Delaware Department of Insurance (Captive Bureau) to admit the value of the LLC Note and related form of surplus reflected in PIAre I’s audited statutory financial statements. As allowed under Statutory Accounting Principles No. 97, Investment in Subsidiary, Controlled and Affiliated Entities, the Company has increased PIA’s carrying value by $104,050 resulting in an increase in surplus by this amount on the Company’s financial statements.

Had the Company not been permitted to include the asset and statutory surplus noted above, the resulting RBC of PIA would not have triggered a regulatory event. Had PIA RE not been permitted to include the asset and statutory surplus above noted, the resulting RBC of PIA RE would have triggered a regulatory event.

Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates, including amortization of goodwill related to the Company’s purchase of Vantis, are recognized as changes in unrealized gains or losses in surplus. Impairment of affiliate goodwill is recognized through realized capital gains/(losses).

Real Estate  occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments  Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives  The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective

2019 Statutory Financial Statements	Page 7

($ in Thousands)

hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument being hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and receiver swaps, a type of interest rate swap, that are carried at fair value. The Company’ may use interest rate caps to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

Other invested assets also include notes receivable from Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in ISP, PMAM, PMAM’s Private Funds/PMUBX and receivables for unsettled investment transactions.

OTTI EVALUATION  Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Alternative Assets  OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

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($ in Thousands)

LIHTC  OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2019				2018

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$333	$17,072	NA		$1,449	$17,972	NA
Uncollected loading	(315)	(2,577)	NA		(1,376)	(2,562)	NA

Net uncollected	$18	$14,495	$231	$14,744	$73	$15,410	$312	$15,795

Deferred premium	$16,787	$90,212	NA		$16,377	$81,083	NA
Deferred loading	(15,429)	2,091	NA		(14,874)	4,939	NA

Net deferred	$1,358	$92,303	$4	$93,665	$1,503	$86,022	$5	$87,530

Subtotal — gross deferred and uncollected				108,409				103,325
Nonadmitted				(1,940)				(2,598)

Premiums due and deferred , net				$106,469				$100,727

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

2019 Statutory Financial Statements	Page 9

($ in Thousands)

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

The cash surrender values for investments in the corporate owned life insurance are as follow at December 31:

	2019	2018

Equity funds	$173,756	$153,549
Bond funds	21,741	31,924
Money market funds	11,004	4,913
Other	24,511	25,144

Total	$231,012	$215,530

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS  Computer equipment and packaged software is reported at a cost of $113,039 and $113,850, less accumulated depreciation of $100,654 and $95,623 at December 31, 2019 and 2018, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2019 and 2018 was $5,031 and $6,975, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/ (losses) on the assets. The investment income and realized capital gains/ (losses) from separate account assets

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 2.00% to 13.25%. An insignificant amount of reserves uses an assumed interest rate greater than 10%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM).

2019 Statutory Financial Statements	Page 11

($ in Thousands)

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $2,360,661 and $2,471,527 and as of December 31, 2019 and 2018, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.    In 2018, the Company changed its policy regarding deferrals into the IMR that resulted in an opening surplus adjustment of $10,629.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING  that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position.

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded).

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

Page 12	The Penn Mutual Life Insurance Company

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RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2019, the Company’s surplus exceeds these minimum levels.

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2019 and 2018, the amortized cost basis of the 2010 Notes was $192,596 and $192,447, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 for the years ended December 31, 2019 and 2018, respectively. Total interest paid since the issuance of the 2010 Notes is $141,063.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2019 and 2018, the amortized cost basis of the 2004 Notes was $197,688 and $197,594, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 for the years ended December 31, 2019 and 2018, respectively. Total interest paid since the issuance of the 2004 Notes is $203,120.

Interest expense on surplus notes requires prior approval from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with a third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and co/modco reinsurance.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

2019 Statutory Financial Statements	Page 13

($ in Thousands)

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock — unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2019, there were $150,000 in outstanding borrowings and the maximum borrowed during the year was $615,000. As of December 31, 2018, there were $600,000 in outstanding borrowings and the maximum borrowed during the year was $700,000.

NEW ACCOUNTING STANDARDS

Effective December 31, 2019, the Company adopted revisions to NAIC SSAP no. 51R requiring additional disclosures for life reserves by withdrawal characteristics.

During 2019, the Company adopted NAIC SSAP No. 100R, “Fair Value”. The revisions eliminate disclosures on transfers between Levels 1 and 2.

Effective December 31, 2018, the Company adopted revisions to SSAP No. 68, “Business Combinations and Goodwill”. The revisions require additional disclosure regarding goodwill balances within the carrying value of subsidiaries.

Effective December 31, 2018, the Company adopted NAIC revisions to SSAP No. 2, “Cash, Drafts and Short-term Investments.” The revisions require money market funds previously classified as short-term investments to be moved to cash equivalents, and be recorded at fair value with net asset value (NAV) allowed as a practical expedient to estimate fair value. The adoption of this guidance was not material to the Company.

Effective December 31, 2018, the Company adopted NAIC revisions to SSAP No. 21, “Other Admitted Assets.” The revisions require additional disclosure regarding the underlying investments of corporate owned life insurance.

The NAIC adopted revisions to SSAP No. 69, “Statement of Cash Flow”. The revisions require restricted cash to be included in cash when reconciling the beginning -of-period and end-of-period cash amounts on the statement of cash flow. The new guidance is effective for the year ending December 31, 2019. The adoption of this guidance was not material to the Company.

RECENT ACCOUNTING DEVELOPMENTS

Effective January 1, 2020, SSAP No. 22R rejects US GAAP guidance on operating leases. SSAP No. 22R incorporates additional disclosures regarding sale-leaseback transactions, lessor accounting and leveraged leases. This adoption of this guidance will not impact the Company.

Effective January 1, 2020, SSAP No. 108 provides accounting and reporting guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. This impact of the adoption of this guidance is currently being evaluated.

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2019	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$606,540	$955	$15,422	$592,073
Other Governments	7,000	—	5	6,995
States, Territories and Possessions	70,259	10,611	—	80,870
Political Subdivisions	220,182	25,719	183	245,718
Special Revenue	798,718	126,288	1,058	923,948
Industrial and Miscellaneous	4,542,328	569,800	12,719	5,099,409
Residential Mortgage-backed Securities	645,191	19,271	388	664,074
Commercial Mortgage-backed Securities	1,778,121	80,084	8,675	1,849,530
Asset-backed securities	1,435,508	33,085	9,616	1,458,977
Hybrid securities	289,904	12,377	763	301,518
SVO Identified Funds	9,965	34	114	9,885
Bank Loans	17,387	198	135	17,450

Total Bonds	10,421,103	878,422	49,078	11,250,447
Preferred Stock	120,570	3,725	1,584	122,711

Total Bonds and Preferred Stock	$10,541,673	$882,147	$50,662	$11,373,158

		Gross Unrealized Capital
2018	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$958,074	$3,911	$58,095	$903,890
Other Governments	11,913	1,641	26	13,528
States, Territories and Possessions	98,160	6,864	384	104,640
Political Subdivisions	231,198	16,483	341	247,340
Special Revenue	919,239	84,180	6,753	996,666
Industrial and Miscellaneous	4,320,083	189,669	130,660	4,379,092
Residential Mortgage-backed Securities	466,307	7,444	4,779	468,972
Commercial Mortgage-backed Securities	1,592,556	42,085	13,395	1,621,246
Asset-backed securities	1,164,343	17,093	18,469	1,162,967
Hybrid securities	206,160	741	11,944	194,957

Total bonds	9,968,033	370,111	244,846	10,093,298
Preferred stock	112,090	1,240	5,711	107,619

Total Bonds and Preferred Stock	$10,080,123	$371,351	$250,557	$10,200,917

Included in the table above are securities restricted for use under various reinsurance agreements with an admitted value and fair value totaling $2,322,434 and $2,572,464, respectively, as of December 31, 2019 and $1,886,573 and $1,926,710, respectively, as of December 31, 2018.

2019 Statutory Financial Statements	Page 15

($ in Thousands)

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $100,773 and $106,261, respectively, of subprime mortgages.

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2019 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$138,535	$142,357
Due after one year through five years	641,838	668,178
Due after five years through ten years	1,249,980	1,363,800
Due after ten years	4,484,984	5,103,531
Residential Mortgage-backed Securities(1)	657,045	664,074
Commercial Mortgage-backed Securities(1)	1,813,108	1,849,530
Asset-backed securities(1)	1,435,613	1,458,977

Total bonds	10,421,103	11,250,447
Preferred stock	120,570	122,711

Total Bonds and Preferred Stock	$10,541,673	$11,373,158

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $202,261, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.00 years.

Investments on deposit with regulatory authorities as required by law were $4,154 and $4,279 at December 31, 2019 and 2018, respectively. Investments pledged as collateral for derivative contracts were $76,717 and $168,928 at December 31, 2019 and 2018, respectively. These investments are not available for use by the Company. The Company also has pledged collateral in the form of cash for certain derivative transactions.

At December 31, 2019, the Company had no industry concentration greater than 5% of the Company’s portfolio.

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2019	2018

Balance, beginning of period	$24,610	$25,398
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(7,925)	(788)
Credit loss impairments previously recognized on securities impaired to fair value during the period	(11,252)	—
Credit loss impairment recognized in the current period on securities not previously impaired	2,294	—
Additional credit loss impairments recognized in the current period on securities previously impaired	5,111	—

Balance, end of period	$12,838	$24,610

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2019 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2019	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$404,028	$14,425	$12,990	$997	$417,018	$15,422	80
Other Governments	5,000	—	1,995	5	6,995	5	2
Political Subdivisions	14,088	183	—	—	14,088	183	41
Special Revenue	4,930	71	23,179	987	28,109	1,058	417
Industrial and Miscellaneous	154,726	4,885	86,476	7,834	241,202	12,719	1,503
Residential Mortgage-backed Securities	61,625	168	9,348	220	70,973	388	104
Commercial Mortgage-backed Securities	267,251	5,074	43,301	3,601	310,552	8,675	267
Asset-backed Securities	480,356	2,271	277,689	7,345	758,045	9,616	302
Hybrid Securities	5,225	46	18,954	717	24,179	763	89
SVO Identified Funds	—	—	9,885	114	9,885	114	6
Bank Loans	3,138	135	—	—	3,138	135	9

Total Bonds	1,400,367	27,258	483,817	21,820	1,884,184	49,078	2,820
Preferred Stock	23,338	39	9,276	1,545	32,614	1,584	46

Total Bonds and Preferred Stock	$1,423,705	$27,297	$493,093	$23,365	$1,916,798	$50,662	2,866

2019 Statutory Financial Statements	Page 17

($ in Thousands)

	Less than 12 months		Greater than 12 months		Total
2018	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$576,485	$46,704	$185,523	$11,391	$762,008	$58,095	117
Other Governments	—	—	1,974	26	1,974	26	3
States, Territories and Possessions	—	—	16,623	384	16,623	384	16
Political Subdivisions	4,882	118	21,054	223	25,936	341	46
Special Revenue	50,867	439	113,553	6,314	164,420	6,753	221
Industrial and Miscellaneous	1,799,819	82,405	508,608	48,255	2,308,427	130,660	1422
Residential Mortgage-backed Securities	44,231	434	196,763	4,345	240,994	4,779	80
Commercial Mortgage-backed Securities	246,021	4,694	232,482	8,701	478,503	13,395	377
Asset-backed Securities	635,592	14,915	75,887	3,554	711,479	18,469	297
Hybrid Securities	160,933	9,104	13,348	2,840	174,281	11,944	62

Total Bonds	3,518,830	158,813	1,365,815	86,033	4,884,645	244,846	2,641
Preferred Stock	44,548	2,716	21,737	2,995	66,285	5,711	44

Total Bonds and Preferred Stock	$3,563,378	$161,529	$1,387,552	$89,028	$4,950,930	$250,557	2,685

Included in the December 31, 2019 amounts above is the interest portion of other-than-temporary impairments on securities of $3,123.

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2019	$76,434	$398	$12,586	$64,246
December 31, 2018	86,501	—	16,103	70,398

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $84,618 and $84,618, respectively, as of December 31, 2019.

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2019	$5,961	$454	$41,779	$12,132	$47,740	$12,586
December 31, 2018	21,827	4,816	22,108	11,287	43,935	16,103

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 9 individual securities. There were 3 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2019 are temporary in nature.

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2019 and 2018 was $2,566 and $2,452, respectively. The Company also invested $6,000 and $24,000 in FHLB-PGH Activity Stock as of December 31, 2019 and 2018. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2019 and 2018, the Company’s borrowing capacity with the FHLB-PGH was $1,375,908 and $1,263,983, respectively.

The following represents the amount of collateral pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2019	Maximum during 2019	December 31, 2018	Maximum during 2018

Carrying value	$181,521	$756,815	$787,003	$806,781
Fair value	211,653	820,281	821,563	843,417

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2019 and 2018 was $11,955 and $13,373, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS  For the year ended December 31, 2019, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2019	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	4,965	—	2,294	2,671

Total other-than-temporary impairments	$4,965	$—	$2,294	$2,671

2019 Statutory Financial Statements	Page 19

($ in Thousands)

For the year ended December 31, 2018, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2018	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	8,400	—	2,805	5,595

Total other-than-temporary impairments	$8,400	$—	$2,805	$5,595

In addition, during the years ended December 31, 2019 and 2018, the Company recognized realized losses of $0 related to the impairment of non-loan-backed debt securities.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2019 and 2018, accumulated depreciation on real estate amounted to $26,118 and $24,598, respectively.

ALTERNATIVE ASSETS  The investment values of alternative assets are provided per the partnerships’ capital account statements. With the exception of one open-ended investment within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years. As of December 31, 2019, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $3,823 and $712 for the years ended December 31, 2019 and 2018, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $427,924 and $553,953 for the years ended December 31, 2019 and 2018.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2019 and 2018 were as follows:

December 31,	2019	2018

LIHTC	$31,928	$38,001
Receivable for securities	16,555	1,903
Other invested assets-affiliated	759,450	600,759
Other invested assets-unaffiliated	1,382	1,382

Total other invested assets	$809,315	$642,045

Other invested assets-affiliated represents the Company’s investment in ISP, myWorth, PMAM, PMAM’s Private Funds/ PMUBX, and notes receivable held by the Company from JMS, a subsidiary of ISP and PMAM.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2019 and 2018. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2019 or 2018.

Commitments of $649 and $1,382 for the years ended December 31, 2019 and 2018, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 4 and 9 years and required holding periods for its LIHTC investments between 7 and 12 years.

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/ (LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2019	2018

Income:
Bonds and preferred stock	$494,906	$490,610
Common stock — unaffiliated	7,008	6,257
Real estate	3,519	3,519
Policy loans	18,374	16,916
Alternative assets	83,159	65,671
Other invested assets	80,499	70,428
Other	10,449	2,466
Derivatives	405	(11,015)
IMR amortization	7,685	10,267

Total investment income	706,004	655,119

Expenses:
Surplus note interest	28,793	28,775
Depreciation of real estate	1,520	1,707
Other investment expenses	21,136	17,102

Total investment expenses	51,449	47,584

Net Investment Income	$654,555	$607,535

Included in the table above (Bonds and preferred stock) is $2,005 of investment income attributable to securities disposed of as a result of a callable feature, spread over 17 securities.

During 2019 and 2018, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2019			2018

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$2,873,827	$147,957	$9,452	$359,478	$8,203	$13,157
Preferred stock	10,525	279	5	9,828	—	209
Common stock	44,156	1,607	1,051	29,171	1,846	865

There was no nonadmitted accrued investment income at December 31, 2019 and 2018.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2019	2018

Realized capital losses	$(21,665)	$(5,632)
Less:
Amount transferred to IMR (net of related taxes of $13,501 in 2019 and $(846) in 2018)	(50,789)	3,182
Tax on realized capital gains, after IMR	16,148	2,705

Net Realized Capital Gains/(Losses)	$12,976	$(11,519)

2019 Statutory Financial Statements	Page 21

($ in Thousands)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

The details by NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2019 and reacquired within 30 days of the sale date are:

Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)

Common Stocks	—	40	9,571	9,775	314

Note 4.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $8,197,799 and $7,146,868 at December 31, 2019 and 2018, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $172,371 and $142,558 at December 31, 2019 and 2018, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

YEARS ENDED DECEMBER 31,	2019	2018

Premiums considerations and deposits	$429,750	$345,640
Reserves at December 31, at market value	8,244,402	7,166,983
Subject to discretionary withdrawal at market value	8,244,402	7,166,983

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

YEARS ENDED DECEMBER 31,	2019	2018

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$429,750	$345,640
Transfers from separate accounts	(813,586)	(646,179)

Transfers as reported in the Statements of Income	$(383,836)	$(300,539)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuity product lines into a separate account.

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2019	2018

Enhanced Deferred Individual Annuity	$6,793,664	$5,928,704
Single Life Variable Universal Life	752,478	632,201
Basic Deferred Individual Annuity	371,973	335,494
Joint Life Variable Universal Life	279,684	250,469
Deferred Group Annuity	172,371	142,558

Total	$8,370,170	$7,289,426

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $63,504 and $61,430 for the years ended December 31, 2019 and 2018, respectively and $285,640 for the five-year period between 2015 and 2019.

For the years ended December 31, 2019 and 2018, the general account of the Company has paid $266 and $361, respectively, towards separate account guarantees, and $3,102 cumulatively over the last five years.

Note 5.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to mitigate these risks.

The Company may enter into interest rate caps, interest rate and equity futures, credit default swaps, currency swaps, forward contracts, interest rate and treasury swaps, inflation swaps and equity options that do not qualify for hedge accounting.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The company uses currency swaps to reduce market risks from changes in foreign exchange rates.

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, as a result of Dodd Frank Title VII, interest rate swaps are centrally cleared through an exchange.

2019 Statutory Financial Statements	Page 23

($ in Thousands)

For the years ended December 31, 2019 and 2018, the Company did not have any derivative instruments for which the Company has applied hedge accounting.

The following table presents the notional and fair values of derivative financial instruments that did not qualify for hedge accounting . Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $2,281 at December 31, 2019.

DECEMBER 31,		2019			2018
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Credit default swaps	$—	$—	$—	$5,000	$—	$(169)
Currency swaps	24,076	2,125	—	23,663	976	—
Equity futures	37,810	34	(17)	181,086	—	(1,286)
Equity options	1,856,843	63,602	(103,955)	563,487	5,343	(8,377)
Inflation swaps	125,000	—	(5,688)	125,000	—	(6,718)
Interest rate futures	125,946	—	(156)	657,108	—	(236)
Interest rate swaps	10,260,800	330,505	(210,270)	7,821,900	124,780	(150,264)
Swaptions	1,680,000	575	(4,553)	850,000	2,531	(8,098)
Total return swaps	3,260,369	177,007	(342,015)	3,826,609	104,273	(160,183)
Treasury forwards	122,000	5,278	—	71,000	1,713	—
Treasury swaps	—	—	—	72,846	—	(584)

Total	$17,492,844	$579,126	$(666,654)	$14,197,699	$239,616	$(335,915)

YEARS ENDED DECEMBER 31,	2019		2018
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]

Credit default swaps	$(182)	$(218)	$(254)	$—
Currency swaps	766	(1)	277	—
Equity options	—	(16,937)	—	2,169
Equity futures	—	(15,036)	—	(1,784)
Inflation swaps	(1,609)	—	(2,540)	—
Interest rate futures	—	(4,944)	—	2,756
Interest rate swaps	(6,715)	(109,542)	(15,832)	57,229
Swaptions	—	2,020	—	3,420
Total return swaps	8,684	(14,253)	6,480	(58,280)
Treasury forwards	—	14,420	—	(5,148)
Treasury swaps	(539)	1,479	854	2,333

Total	$405	$(143,012)	$(11,015)	$2,695

1	$(178,789) and $1,730 of the net investment gains/(losses) were transferred to the IMR for the years ended December 31, 2019 and 2018, respectively.

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

The change in unrealized capital gains/(losses) for derivative instruments are as follows for the years ended December 31:

	2019	2018

Credit default swaps	$401	$224
Currency swaps	1,149	976
Equity futures	614	(356)
Equity options	(13,510)	3,867
Inflation swaps	1,031	487
Interest rate futures	2,121	(3,827)
Interest rate swaps	144,053	57,952
Swaptions	585	(4,068)
Total return swaps	(109,099)	91,458
Treasury forwards	3,565	621
Treasury swaps	585	(585)

Total	$31,495	$146,749

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2019 and 2018, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2019 and 2018, the Company pledged collateral of $212,716 and $215,877, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

As of December 31, 2019 and 2018, the Company pledged collateral for futures contracts of $2,281 and $5,856, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

2019 Statutory Financial Statements	Page 25

($ in Thousands)

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. As of December 31, 2019, there were 3 debt securities carried at fair value of $4,443 that were valued in this manner. As of December 31, 2018, there were 2 debt securities carried at fair value of $10,461 that were valued in this manner.

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain structured securities priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock  The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock  The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward

2019 Statutory Financial Statements	Page 27

($ in Thousands)

contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2019	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$5,038	$—	$5,038
Commercial MBS	—	9,886	—	9,886
Asset-backed securities	—	195	—	195
SVO Identified Funds	9,999	—	—	9,999

Total Bonds	9,999	15,119	—	25,118
Preferred Stock	—	—	783	783
Common stock — unaffiliated	55,658	—	8,577	64,235
Derivatives
Futures	34	—	—	34
Options	—	64,177	—	64,177
Swaps	—	514,915	—	514,915

Total derivatives	34	579,092	—	579,126

Total investments	65,691	594,211	9,360	669,262
Separate account assets	8,370,170	—	—	8,370,170

Total assets	$8,435,861	$594,211	$9,360	$9,039,432

Liabilities:
Derivatives
Interest rate swaps	$—	$—	$—	$—
Credit default swaps	—	—	—	—
Futures	(172)	—	—	(172)
Options	—	(108,508)	—	(108,508)
Swaps	—	(557,974)	—	(557,974)

Total liabilities	$(172)	$(666,482)	$—	$(666,654)

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2018	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$—	$—	$—
Commercial MBS	—	8,254	—	8,254
Asset-backed securities	—	261	—	261

Total Bonds	—	8,515	—	8,515
Common stock — unaffiliated	43,935	—	26,463	70,398
Derivatives
Futures	—	—	—	—
Options	—	7,874	—	7,874
Swaps	—	231,742	—	231,742

Total derivatives	—	239,616	—	239,616

Total investments	43,935	248,131	26,463	318,529
Separate account assets	7,289,426	—	—	7,289,426

Total assets	$7,333,361	$248,131	$26,463	$7,607,955

Liabilities:
Derivatives
Interest rate swaps	$—	$—	$—	$—
Credit default swaps	—	—	—	—
Futures	(1,522)	—	—	(1,522)
Options	—	(16,475)	—	(16,475)
Swaps	—	(317,918)	—	(317,918)

Total liabilities	$(1,522)	$(334,393)	$—	$(335,915)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were 5 securities transfered in or out of Level 3 for the year ended December 31, 2019.

2019 Statutory Financial Statements	Page 29

($ in Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2019 and 2018 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2019	$—	$—	$—	$26,463	$26,463
Transfers in	—	—	783	—	783
Transfers out	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—	—
Surplus	—	—	—		—
Amortization/Accretion	—	—	—	—	—
Purchases/(sales):
Purchases	—	—	—	16,125	16,125
(Sales)	—	—	—	(34,011)	(34,011)

Balance, December 31, 2019	$—	$—	$783	$8,577	$9,360

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2018	$3,660	$—	$—	$15,778	$19,438
Transfers in	—	—	—	—	—
Transfers out	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	(6,000)	—	—	—	(6,000)
Surplus	2,313	—	—		2,313
Amortization/Accretion	27	—	—	—	27
Purchases/(sales):
Purchases	—	—	—	14,685	14,685
(Sales)	—	—	—	(4,000)	(4,000)

Balance, December 31, 2018	$—	$—	$—	$26,463	$26,463

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2019:

	Fair Value	Valuation Technique		Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments
Preferred stock	$783	Cost		Not available	N/A

Common stock:
Unaffiliated	11	Cost		Not available	N/A
FHLB Membership Stock	8,566	Set by issuer-FHLB-PGH	(1)	Not available	N/A

Total investments	$9,360

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy, in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2019	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$11,260,298	$10,421,103	$534,105	$10,696,723	$29,470
Preferred stock	122,710	120,570	72,595	48,779	1,337
Common stock-unaffiliated	64,235	64,246	55,670	—	8,566
Cash and short-term investments	311,382	311,382	311,382	—	—
Derivatives	579,126	581,407	34	579,092	—
Separate Account assets	8,370,170	8,370,170	8,370,170	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,474,693	$2,493,999	$—	$—	$2,474,693
Derivatives	666,654	666,654	172	666,482	—
Separate Account liabilities	8,370,170	8,370,170	8,370,170	—	—

2018	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$10,093,298	$9,968,033	$818,997	$9,209,413	$64,888
Redeemable preferred stock	107,619	112,090	63,082	35,355	9,182
Common stock-unaffiliated	70,398	70,398	43,935	—	26,463
Cash and short-term investments	270,846	270,846	270,846	—	—
Derivatives	239,616	239,616	—	239,616	—
Separate Account assets	7,289,426	7,289,426	7,289,426	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,387,076	$2,379,269	$—	$—	$2,387,076
Derivatives	335,915	334,393	1,522	334,393	—
Separate Account liabilities	7,289,426	7,289,426	7,289,426	—	—

2019 Statutory Financial Statements	Page 31

($ in Thousands)

Note 7.  LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
DECEMBER 31, 2019	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$406,742	$394,879	$459,265	$—	$—	$—
Universal Life with Secondary
Guarantees	1,818,866	1,715,014	3,962,633	—	—	—
Indexed Universal Life	973,686	923,822	947,121	—	—	—
Indexed Universal Life with
Secondary Guarantees	113,662	105,795	211,416	—	—	—
Other Permanent Cash Value Life
Insurance	—	3,808,674	4,205,259	—	—	—
Variable Universal Life	208,738	204,648	202,331	1,036,947	1,027,444	1,027,444
Miscellaneous Reserves	—	—	35,152	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	364,301	—	—	—
Accidental Death Benefits	—	—	235	—	—	—
Disability — Active Lives	—	—	23,244	—	—	—
Disability — Disabled Lives	—	—	14,217	—	—	—
Miscellaneous Reserves	—	—	25,312	—	—	—

Total	3,521,694	7,152,832	10,450,486	1,036,947	1,027,444	1,027,444
Less: Reinsurance ceded	1,853,714	1,756,805	3,360,740	—	—	—

Net	$1,667,980	$5,396,027	$7,089,746	$1,036,947	$1,027,444	$1,027,444

Note 8.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2019	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	157,988	—	157,988	2%
At fair value	—	7,050,706	7,050,706	68%

Subtotal	157,988	7,050,706	7,208,694	70%

At book value — without adjustment	1,782,278	—	1,782,278	17%
Not subject to discretionary withdrawal	1,140,322	166,252	1,306,574	13%

Total annuity reserves and deposit liabilities gross	3,080,588	7,216,958	10,297,546	100%

Less: Reinsurance ceded	3,851	—	3,851

Total Annuity Reserves and Deposit Liabilities, Net	$3,076,737	$7,216,958	$10,293,695

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2018	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	197,277	—	197,277	2%
At fair value	—	6,151,493	6,151,493	63%

Subtotal	197,277	6,151,493	6,348,770	65%

At book value — without adjustment	2,222,554	—	2,222,554	23%
Not subject to discretionary withdrawal	1,030,105	136,698	1,166,803	12%

Total annuity reserves and deposit liabilities gross	3,449,936	6,288,191	9,738,127	100%

Less: Reinsurance ceded	3,955	—	3,955

Total Annuity Reserves and Deposit Liabilities, Net	$3,445,981	$6,288,191	$9,734,172

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2019	2018

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$198,893	$212,781
Policyholders’ reserves — individual annuities	2,211,708	2,145,445
Liabilities for deposit-type contracts	650,216	1,071,075
VACARVM reserves	15,920	16,680

Subtotal	3,076,737	3,445,981

Separate Account Annual Statement:
Annuities	7,216,958	6,288,175
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	16

Subtotal	7,216,958	6,288,191

Total Reserves	$10,293,695	$9,734,172

As of December 31, 2019 and 2018, the Company has recorded reserves of $150,479 and $602,563, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

2019 Statutory Financial Statements	Page 33

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2019	2018

Account value	$7,248,174	$6,348,941
Net amount at risk	17,851	194,464

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2019:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,767	$253,785	$246,223
GMWB	12,550	2,698,931	2,635,894
GMWB w/ DB	1,084	216,896	211,416
GMWB w/ inflation	11,745	2,358,235	2,329,171
GMWB w/ inflation w/ DB	268	51,519	50,032
GMAB/GMWB	2,835	522,751	522,210

Total	30,249	$6,102,117	$5,994,946

The following table summarizes the account values for the different benefit types as of December 31, 2018:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,789	$211,394	$204,371
GMWB	12,475	2,294,623	2,236,256
GMWB w/ DB	1,083	179,395	173,785
GMWB w/ inflation	12,254	2,094,004	2,060,871
GMWB w/ inflation w/ DB	263	42,864	40,872
GMAB/GMWB	3,145	510,178	509,214

Total	31,009	$5,332,458	$5,225,369

Variable annuity reserves for living and death benefits are based on the methodology specified in Actuarial Guideline XLIII (VACARVM), which specifies the final reserve as the greater of standard and stochastic scenarios floored at the basic adjusted reserve and cash value. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation (“CTE”) 70% of 1000 stochastically generated interest rate scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2019 and 2018, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII, which covers both Living and Death Benefit guarantees, is $7,141,715 and $6,246,041, as of December 31, 2019 and 2018, respectively. During 2019 and 2018, there was no release of reserves as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $76,191 and $76,776, as of December  31, 2019 and 2018, respectively.

Note 9.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

Effective December 31, 2019, the Vantis qualified pension plan was merged into the funded non-contributory defined benefit pension plan of its parent, the Company. As a result of the merger, assets of $11,227 and liabilities of $13,551 transferred from the Vantis plan to the pension plan of the Company. The Company recognized a settlement loss totaling $2,324; $1,307 is included in other expenses in the Statements of Income and $1,017 is included as a reduction to surplus in the Change in funded status of postretirement plans in Statements of Changes in Capital and Surplus.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and financial professionals, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

2019 Statutory Financial Statements	Page 35

($ in Thousands)

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$169,233	$185,320	$16,197	$18,386
Service cost	—	—	273	308
Interest cost	6,503	5,804	595	542
Actuarial loss/(gain)	21,107	(12,049)	1,373	(1,793)
Benefits paid	(10,235)	(9,842)	(1,017)	(1,246)
Plan merger	13,551	—	—	—

Projected benefit obligation at end of year	$200,159	$169,233	$17,421	$16,197

The discount rate was 4.28% at December 31, 2018 and 3.29% at December 31, 2019, which resulted in an actuarial loss on the benefit obligation for the Pension Plans during 2019.

The discount rate was 4.30% at December 31, 2018 and 3.19% at December 31, 2019, which resulted in an actuarial loss on the benefit obligation for Other Postretirement Healthcare Plans during 2019.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Discount rate(1)	3.29%	4.28%	3.19%	4.30%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2019 discount rates are 3.06%, 2.99%, and 2.31% for the various Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2019		2018
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.80%	6.80%	7.20%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027	2025	2025

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

PLAN ASSETS  The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2019	2018	2019	2018

Change in plan assets:
Fair value of plans assets at beginning of year	$180,814	$193,454	$—	$—
Actual return on plan assets	29,464	(5,362)	—	—
Employer contribution	2,608	2,564	1,017	1,246
Benefits paid	(10,235)	(9,842)	(1,017)	(1,246)
Plan Merger	11,227	—	—	—

Fair value of plan assets at end of year	$213,878	$180,814	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with the Company. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. The qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2019:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$81,843	$—	$—	$81,843
Bond funds	75,548	47,626	—	123,174
Money market funds	8,861	—	—	8,861

Total	$166,252	$47,626	$—	$213,878

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2018:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$81,962	$—	$—	$81,962
Bond funds	46,309	44,115	—	90,424
Money market funds	8,428	—	—	8,428

Total	$136,699	$44,115	$—	$180,814

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2019 and 2018 was a 40%-60%/ 50%-50% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

2019 Statutory Financial Statements	Page 37

($ in Thousands)

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2019 and 2018 are as follows:

	2019 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2019	2018

Equity funds	40.0%	38.3%	45.3%
Bond funds	60.0%	57.6%	50.0%
Money market funds	—%	4.1%	4.7%

Total	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2019 and 2018 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Benefit obligation	$(200,159)	$(169,233)	$(17,421)	$(16,197)
Fair value of plan assets	213,878	180,814	—	—

Funded Status	$13,719	$11,581	$(17,421)	$(16,197)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Prepaid pension asset (nonadmitted)	$39,456	$36,098	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(25,737)	(24,517)	(17,421)	(16,197)

Funded Status	$13,719	$11,581	$(17,421)	$(16,197)

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2019	2018	2019	2018

Projected benefit obligation	$(174,422)	$(144,716)	$(25,737)	$(24,517)
Fair value of plan assets	213,878	180,814	—	—

Funded Status	39,456	36,098	(25,737)	(24,517)

Accumulated benefit obligation	$(174,422)	$(144,716)	$(25,737)	$(24,517)

SURPLUS ITEMS NOT YET RECOGNIZED The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Unrecognized prior service cost	$163	$—	$1,507	$1,753
Unrecognized actuarial (gain)/loss	48,882	45,411	(2,545)	(4,164)

Total	$49,045	$45,411	$(1,038)	$(2,411)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2019 and 2018, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2019	2018	2019	2018

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$45,411	$39,848	$(2,411)	$(736)
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	—	—	(246)	(4)
Net prior service cost (credit) plan merger to net periodic benefit cost	163	—	—	—
Net actuarial loss/(gain) arising during the period	4,024	6,592	1,373	(1,793)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(1,407)	(1,029)	246	122
Net actuarial gains (losses) from Plan Merger recognized to net periodic benefit cost	854	—	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$49,045	$45,411	$(1,038)	$(2,411)

2019 Statutory Financial Statements	Page 39

($ in Thousands)

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2020 are as follows:

	Pension Plans	Other Postretirement Healthcare Plans

Amortization of net prior service credit	$20	$246
Amortization of actuarial net (gain)/loss	1,423	(246)

NET PERIODIC BENEFIT COST/(CREDIT) The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Service cost	$—	$—	$273	$308
Interest cost	6,503	5,802	595	542
Expected return on plan assets	(12,380)	(13,278)	—	—
Amortization of prior service cost/(credit)	—	—	246	4
Amortization of actuarial losses/(gains)	1,407	1,029	(246)	(122)

Total net periodic benefit (credit)/cost	$(4,470)	$(6,447)	$868	$732

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Discount rate for benefit obligations	4.29%	3.60%	3.19%	3.62%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2019		2018
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.80%	7.20%	7.10%	7.60%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2025	2025	2025	2025

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Impact on total service and interest cost components	$53	$(46)
Impact of postretirement benefit obligation	829	(742)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2019	2018	2019	2018

Employer Contributions	$2,608	$2,564	$1,017	$1,246
Benefits Paid	$(10,235)	$(9,842)	$(1,017)	$(1,246)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2020, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $11,348 and $1,269, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2019 and 2018. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2020	$11,348	$1,269
2021	11,525	1,266
2022	11,661	1,280
2023	11,747	1,270
2024	11,779	1,214
Years 2025-2029	59,102	5,746

Total	$117,162	$12,045

DEFINED CONTRIBUTION PLANS  The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December 31, 2019, and 2018, the expense recognized for these plans was $8,460 and $4,188 respectively.

2019 Statutory Financial Statements	Page 41

($ in Thousands)

Note 10.  FEDERAL INCOME TAXES

On December 22, 2017, the U.S. government enacted new tax legislation. At December 31, 2018, based on a comprehensive review of the new guidance and final interpretation of the legislation, the Company recorded an expense of $1,570, after-tax, for the final impact of U.S. Tax Reform on policyholder liabilities and net deferred tax assets, including the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance regulations which limits the deductibility of reserves for U.S. federal income tax purposes.

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2019 and 2018.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2019 and 2018.

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2019			2018

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$372,227	$11,657	$383,884	$373,763	$16,022	$389,785

Adjusted gross DTAs	372,227	11,657	383,884	373,763	16,022	389,785
Adjusted gross DTAs nonadmitted	(45,506)	—	(45,506)	(35,021)	—	(35,021)
Subtotal — admitted adjusted DTA	326,721	11,657	338,378	338,742	16,022	354,764
Gross DTL	(113,966)	(33,247)	(147,213)	(115,497)	(24,848)	(140,345)

Net admitted DTA/(DTL)	$212,755	$(21,590)	$191,165	$223,245	$(8,826)	$214,419

Description	Changes during 2019

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$(1,536)	$(4,365)	$(5,901)
Adjusted gross DTAs	(1,536)	(4,365)	(5,901)
Adjusted gross DTAs nonadmitted	(10,485)	—	(10,485)

Subtotal — admitted adjusted DTA	(12,021)	(4,365)	(16,386)
Gross DTA/(DTL)	1,531	(8,399)	(6,868)

Net admitted DTA/(DTL)	$(10,490)	$(12,764)	$(23,254)

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2019			2018

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$179,508	$11,657	$191,165	$198,397	$16,022	$214,419
1. Adjusted gross DTA expected to be realized	179,508	11,657	191,165	198,397	16,022	214,419
2. Adjusted gross DTA allowed per limitation threshold	—	—	268,670	—	—	242,882
Adjusted gross DTA offset by existing DTLs	147,213	—	147,213	140,345	—	140,345

Total admitted DTA realized within 3 years	$326,721	$11,657	$338,378	$338,742	$16,022	$354,764

Description	Changes during 2019

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$(18,889)	$(4,365)	$(23,254)
1. Adjusted gross DTA to be realized	(18,889)	(4,365)	(23,254)
2. Adjusted gross DTA allowed per limitation threshold	—	—	25,788
Adjusted gross DTA offset by existing DTLs	6,868	—	6,868

Total admitted DTA realized within 3 years	$(12,021)	$(4,365)	$(16,386)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2019	2018

Ratio percentage used to determine recovery period and threshold limitation amount	454%	444%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,116,827	$1,898,736

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2019			December 31, 2018			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	67%	100%	68%	47%	100%	49%	20%	—%	19%
Net admitted DTAs	88%	100%	88%	75%	100%	77%	13%	—%	11%

The Company’s tax planning strategies does not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

2019 Statutory Financial Statements	Page 43

($ in Thousands)

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2019	2018

Current federal income tax expense/(benefit)	$(73,310)	$(4,038)
Income tax effect on realized capital gains/(losses)	29,649	1,858

Federal and foreign income taxes incurred	$(43,661)	$(2,180)

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2019	2018	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$92,717	$80,113	$12,604
DAC	93,702	81,089	12,613
Dividend to policyholders	—	17,220	(17,220)
Deferred compensation	28,870	23,578	5,292
Nonadmitted assets	14,229	14,065	164
AMT credits	478	1,913	(1,435)
LIHTC credits	70,350	59,854	10,496
NOL Carryforward	14,567	31,069	(16,502)
Coinsurance transaction	4,417	6,144	(1,727)
PML Reserve Financing	36,343	36,343	—
PML Reinsurance	12,618	12,618	—
Other — ordinary	3,936	9,757	(5,821)

Subtotal — Gross ordinary DTAs	372,227	373,763	(1,536)
Nonadmitted ordinary DTAs	(45,506)	(35,021)	(10,485)

Admitted ordinary DTAs	326,721	338,742	(12,021)
Capital:
OTTI on Investments	11,657	16,022	(4,365)

Gross capital DTAs	11,657	16,022	(4,365)
Admitted capital DTAs	11,657	16,022	(4,365)

Admitted DTAs	338,378	354,764	(16,386)
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(70,789)	(66,914)	(3,875)
Future Policy Benefits — 8 year spread	(36,219)	(41,932)	5,713
Other	(6,958)	(6,651)	(307)

Ordinary DTLs	(113,966)	(115,497)	1,531
Capital:
Alternative asset investments	(27,688)	(23,593)	(4,095)
Other	(5,559)	(1,255)	(4,304)

Capital DTLs	(33,247)	(24,848)	(8,399)
DTLs	(147,213)	(140,345)	(6,868)

Net deferred tax asset	$191,165	$214,419	$(23,254)

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2019	2018	Change

Total deferred tax assets	$383,884	$389,785	$(5,901)
Total deferred tax liabilities	(147,213)	(140,345)	(6,868)

Net deferred tax asset	$236,671	$249,439	$(12,768)

Tax effect of net unrealized gains/(losses)			4,307
Tax effect of postretirement liability			(1,052)

Change in net deferred income tax			$(9,513)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2019 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Loss before taxes	$(50,378)	$(10,579)	21.00%
Income from affiliates	(60,600)	(12,726)	25.26%
Separate account dividend received deduction	(35,548)	(7,465)	14.82%
LIHTC	—	(10,453)	20.75%
Executive benefits	(18,720)	(3,931)	7.80%
IMR tax adjustment	(7,685)	(1,614)	3.20%
Dividends received deduction	(4,365)	(917)	1.82%
Other	169	36	-0.07%

Total	$(177,127)	$(47,649)	94.58%

Federal income taxes incurred		$(57,162)	113.46%
Change in net deferred income tax		9,513	-18.88%

Total Statutory Taxes		$(47,649)	94.58%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

For the year ended December 31, 2019, had $69,367 of net operating loss carryforwards available from 2015 through 2016 that will begin to expire in 2030. In addition, the Company had LIHTC available of $70,350 as of December 31, 2019 that will expire starting in 2031.

At December 31, 2019, the Company had Alternative Minimum Tax (“AMT”) credit carryforwards from December 31, 2018 as follows:

Description	2019

Current year recoverable	$1,435
Deferred tax asset (DTA)	478
Beginning Balance of AMT Credit Carryforward	1,913
Ending Balance of AMT Credit Carryforward	1,913

Reporting Entity Ending Balance	$1,913

2019 Statutory Financial Statements	Page 45

($ in Thousands)

There was no income tax expense for 2019, 2018 and 2017 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Hornor, Townsend & Kent, Inc. *

HTK Insurance Agency, Inc.

Longevity Insurance Company, Inc.

* On January 1, 2019, HTK Inc. converted to an LLC which is disregarded for Federal tax purposes. As such, 2019 will be the last year that HTK Inc. is included in the consolidated return.

Tax years 2016 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2019 and 2018, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 11.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2019:
Premium and annuity considerations	$2,146,875	$8,235	$995,811	$1,159,299
Reserves and funds for payment of insurance and annuity benefits	13,775,179	3,389	3,602,285	10,176,283

December 31, 2018:
Premium and annuity considerations	$1,879,105	$8,227	$893,480	$993,852
Reserves and funds for payment of insurance and annuity benefits	13,077,252	3,304	3,323,813	9,756,743

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus and will be amortized into income.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2019 and 2018, the Company had a related reserve credit of $182,341 and $189,246, respectively, which was secured by investment grade securities with a market value of $257,154 and $230,450, respectively, held in trust.

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus and will be amortized into income.

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2019		2018
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Funds Withheld	PIA	$(39,278)	$(1,291,692)	$(40,586)	$(1,210,958)
IUL Inforce	PIA	(54,750)	(429,976)	(61,241)	(373,631)
Coinsurance	PIA	(137,447)	(973,754)	(158,340)	(852,852)
YRT — Over retention	PIA	2,923	356	2,703	301

Total		$(228,552)	$(2,695,066)	$(257,464)	$(2,437,140)

Coinsurance Funds Withheld  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and will be amortized into income.

IUL Inforce Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies . The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

Coinsurance  The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT Over Retention  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

Note 12.  RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Amount	Current Interest Rate

JMS	March 2009	March 2028	$65,000	Market Based at time of draw
JMS	September 2016	September 2036	100,000	8%
JMS	December 2018	December 2038	130,000	8%
JMS	December 2018	December 2038	100,000	8%
PMAM	July 2019	July 2039	100,000	8%

The Company recorded $26,079 and $15,845 in interest income on these notes for the years ended December 31, 2019 and 2018, respectively. At December 31, 2019 and 2018, the Company had outstanding principle receivables of $420,000 and $275,000 and interest receivables of $7,791 and $5,291, respectively, relating to these agreements.

2019 Statutory Financial Statements	Page 47

($ in Thousands)

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2019 and 2018 of $177,963 and $189,126, respectively, represents a majority ownership of the funds and are therefore considered to be affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $11,458,148 and $10,773,610 and combined liabilities of $10,567,579 and $10,081,305 as of December 31, 2019 and 2018, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $61,247 and $55,980 and other intangible assets of $6,622 and $219 at December 31, 2019 and 2018, respectively. Outstanding goodwill for an affiliate of $15,516 was fully impaired in 2019.

The Company made the following capital contributions and received the following returns of capital for 2019 and 2018, respectively:

December 31	2019		2018
	Capital Contributions	Return of Capital	Capital Contributions	Return of Capital

PIA	$30,000	$—	$30,000	$—
HTK	—	—	—	1,500
Vantis	30,000	—	30,000
ISP	—	—	—	31,424
myWorth	3,600	—	1,300	—

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2019 and 2018, the total expenses incurred by subsidiaries under these agreements were $52,205 and $68,815, respectively. The amount due to the Company was $17,269 and $13,165 at December 31, 2019 and December 31, 2018, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $10,845 and $9,850 for 2019 and 2018, respectively.

Note 13.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2019 and 2018 was $175 and $175, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  The Company has entered into other leases, primarily for field offices.

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

As of December 31, 2019 future minimum payments under noncancellable leases are as follows:

For the year ending:

2020	$13,018
2021	$11,290
2022	$9,510
2023	$7,414
Thereafter	$13,296

Rent expense was $19,263 and $19,188 as of December 31, 2019 and 2018, respectively.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2019, the Company had outstanding commitments totaling $427,924 relating to these investment activities. The fair value of these commitments approximates the face amount.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2019 and through the financial statement issuance date of February 20, 2020 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

2019 Statutory Financial Statements	Page 49